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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5032

BARON INVESTMENT FUNDS TRUST f/k/a

BARON ASSET FUND

(Exact name of registrant as specified in charter)

767 Fifth Avenue, 49th Floor	New York, NY 10153
(Address of Principal Executive Offices)	(Zip Code)

Patrick M. Patalino, Esq.

c/o Baron Investment Funds Trust

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

Registrant’s Telephone Number, including Area Code: 212-583-2000

Date of fiscal year end: September 30

Date of reporting period: September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17CRF 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 5th Street, NW, Washington, D.C. 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

SEC 2569 (5-07)

Item 1. Reports to Stockholders.

Baron Investment Funds Trust Annual Report for the period ended September 30, 2007.

Baron Asset Fund

Baron Growth Fund

Baron Small Cap Fund

Baron iOpportunity Fund

Baron Fifth Avenue Growth Fund

September 30, 2007

Baron Funds®

Annual Financial Report

DEAR BARON FUNDS SHAREHOLDER:

In this report you will find audited financial statements for Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund for their fiscal year ended September 30, 2007. The Securities and Exchange Commission requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron	Linda S. Martinson	Peggy Wong
Chief Executive Officer and Chief Investment Officer	President and Chief Operating Officer	Treasurer and Chief Financial Officer
November 28, 2007	November 28, 2007	November 28, 2007

This Annual Financial Report is for the Baron Investment Funds Trust which currently has five series: Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund. If you are interested in the Baron Select Funds which contains the Baron Partners Fund series, please visit the Funds’ website www.BaronFunds.com or contact us at 1-800-99-BARON.

A description of the Funds’ proxy voting policies and procedures is available without charge on the Funds’ website, www.BaronFunds.com, or by calling 1-800-99-BARON and on the SEC’s website at www.sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website, www.BaronFunds.com and on the SEC’s website at www.sec.gov.

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Funds’ Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the SEC’s Public Reference Room may be obtained by calling 800-SEC-0330. A copy of the Funds’ Forms N-Q may also be obtained upon request by contacting Baron Funds at 1-800-99-BARON. Schedules of portfolio holdings current to the most recent quarter are also available at www.BaronFunds.com.

Some of the comments are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate”, “may”, “expect”, “should”, “could”, “believe”, “plan” and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled. The views expressed in this report reflect those of the Adviser only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call or write for a prospectus. Read it carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of Baron Funds unless accompanied or preceded by the Funds’ current prospectus.

Baron Asset Fund	September 30, 2007

Baron Asset Fund
Ticker Symbol: BARAX
Performance	2
Top 10 Holdings	3
Top 10 Industries	3
Management’s Discussion of Fund Performance	3

1.800.99.BARON

WWW.BARONFUNDS.COM

©2007 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON ASSET FUND(1), (2), (3) IN RELATION TO THE S&P 500(2) AND THE RUSSELL MIDCAP GROWTH (2) INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2007

	One Year	Three Years	Five Years	Ten Years	Since Inception 06/12/1987

Baron Asset Fund(1), (2), (3)	19.56%	18.64%	18.31%	7.60%	13.39%

S&P 500(2)	16.43%	13.13%	15.44%	6.55%	10.85%

Russell MidCap Growth(1), (2)	21.22%	17.01%	20.39%	7.47%	11.08%

Russell 2000(1), (2)	12.34%	13.36%	18.75%	7.22%	9.83%

Russell 2500(1), (2)	15.17%	14.97%	19.55%	9.24%	11.64%

(1)

The Adviser believes that the Russell 2000 and the Russell 2500 are no longer appropriate comparison indexes for the Fund. The Russell 2000 measures the performance of small companies and the Russell 2500 of small to mid-sized companies. Prior to February 15, 2007, the Fund’s strategy was to invest in small- and mid-sized growth companies. Since then, the Fund’s investment strategy has shifted to mid-sized companies. The Adviser believes that the Russell MidCap Growth is more representative of the Fund’s current investment objective. We will provide the comparison to the smaller cap indexes for a one-year period from the date of the strategy change.

(2)

The Russell MidCap Growth and the S&P 500 are unmanaged indexes. The Russell MidCap Growth measures the performance of those Russell MidCap mid-sized companies that are classified as growth and the S&P 500 measures the performance of larger-cap equities in the stock market in general. The Russell 2000, the Russell 2500, the Russell MidCap Growth, the S&P 500 and the Fund are with dividends, the inclusion of which positively impacts their performance results.

(3)	Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

September 30, 2007	Baron Asset Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2007

Baron Asset Fund	% of Net Assets
Wynn Resorts, Ltd.	5.4%
Charles Schwab Corp.	4.3%
Vail Resorts, Inc.	4.2%
CME Group, Inc.	3.3%
ChoicePoint, Inc.	2.8%
XTO Energy, Inc.	2.8%
Alexander’s, Inc.	2.7%
Manor Care, Inc.	2.3%
Arch Capital Group, Ltd.	2.2%
Iron Mountain, Inc.	2.0%

32.0%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2007

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Asset Fund performed well in the fiscal year ended September 30, 2007, gaining 19.56%. These results compared favorably with the S&P 500 which gained 16.43%, but was outperformed by the Russell MidCap Growth which gained 21.22% in the fiscal year ended September 30, 2007. The Fund’s performance was weaker than that of its mid-cap peers. According to Morningstar(1), its mid-cap growth category (consisting of 986 funds at September 30, 2007) gained 24.64% in the fiscal year ended September 30, 2007.

Baron Asset Fund continued to outperform its Morningstar peer group of mid-cap growth funds for the three- and five-year periods ended September 30, 2007, and was in-line with its peer group for the ten-year period ended September 30, 2007. For the three-year period ended September 30, 2007, the Fund gained 18.64% per year compared to 16.49% per year for the Morningstar mid-cap growth category (consisting of 816 funds at September 30, 2007). For the five-year period ended September 30, 2007, the Fund gained 18.31% per year compared to 17.68% per year for the Morningstar mid-cap growth category (consisting of 675 funds at September 30, 2007). For the ten-year period ended September 30, 2007, the Fund gained 7.60% per year as compared to 7.70% per year for the Morningstar mid-cap growth category (consisting of 275 funds at September 30, 2007).

Baron Asset Fund invests in medium-sized growth companies for the long-term while using value-oriented purchase and sell disciplines(2). The Fund purchases companies that the Adviser believes have sustainable competitive advantages and strong financial characteristics, operating in industries with favorable macroeconomic trends, led by strong management. The Adviser continues its strategy of further diversifying the Fund’s investment portfolio by adding what we believe to be well-financed, well-managed mid-cap growth businesses. We rely on our research team to determine what these businesses might earn in four years, and we purchase these securities at valuations that we believe will allow for their share price to double within four years.

The Fund’s performance was positive across all four fiscal quarters: 7.40% for the quarter ended December 31, 2006; 2.89% for the quarter ended March 31, 2007; 5.57% for the quarter ended June 30, 2007; and 2.48% for the quarter ended September 30, 2007. The Fund outperformed the Russell MidCap Growth in both the first and fourth quarters. Below we discuss the most positive and negative contributors to the Fund’s performance during the past year.

The Fund’s best-performing industry was Recreation & Resorts, mostly attributable to the performance of Wynn Resorts. Wynn benefited from the increased volume in Macau following the opening of Las Vegas Sand’s Venetian Macau Cotai. We think that Wynn is close to announcing its own strategy on Cotai, which we think will provide an additional boost to the stock. The Fund’s performance was also strong in the Energy Services and Financial Services (Brokerage & Exchanges) Industries.

The Fund was most negatively affected by its holding in Retail (Consumer Staples). After a strong first half of fiscal year 2007, the broader retail sector underperformed during the second half of the fiscal year as weakening consumer sentiment affected many of the consumer-related names. The Fund was also negatively affected by its holdings in Consulting.

The Adviser expects to continue to invest in companies that, in our opinion, are undervalued relative to their long-term growth prospects and have the ability to sustain superior levels of profitability. We intend to continue to identify companies through our independent research efforts. We expect the Fund will remain diversified not only by industry and investment theme, but also by external factors we believe could affect company performance. This approach to investing in companies, not trading of stocks, we believe will allow the Fund to produce above-average rates of return while keeping an attractive risk profile.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.
(2)	Prior to February 15, 2007, the Fund’s strategy was also to invest in small- and mid-sized growth companies.

Baron Growth Fund	September 30, 2007

Baron Growth Fund
Ticker Symbol: BGRFX
Performance	4
Top 10 Holdings	5
Top 10 Industries	5
Management’s Discussion of Fund Performance	5

1.800.99.BARON

WWW.BARONFUNDS.COM

©2007 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GROWTH FUND(1), (2) IN RELATION TO THE RUSSELL 2000(1), THE RUSSELL 2000 GROWTH(1) AND THE S&P 500(1) INDEXES

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED SEPTEMBER 30, 2007

	One Year	Three Years	Five Years	Ten Years	Since Inception 12/31/1994

Baron Growth Fund(1), (2)	21.41%	15.46%	17.32%	11.80%	17.44%

Russell 2000(1)	12.34%	13.36%	18.75%	7.22%	11.05%

Russell 2000 Growth(1)	18.94%	14.10%	18.70%	3.65%	7.68%

S&P 500(1)	16.43%	13.13%	15.44%	6.55%	11.78%

(1)

The Russell 2000, the Russell 2000 Growth and the S&P 500 are unmanaged indexes. The Russell 2000 measures the performance of 2000 small companies; the Russell 2000 Growth measures the performance of 2000 small growth companies; and the S&P 500 measures the performance of larger-cap equities in the stock market in general. The Russell 2000, the Russell 2000 Growth, the S&P 500 and the Fund are with dividends, the inclusion of which positively impacts their performance results.

(2)	Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

September 30, 2007	Baron Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2007

Baron Growth Fund	% of Net Assets
Dick’s Sporting Goods, Inc.	2.4%
Wynn Resorts, Ltd.	2.3%
Station Casinos, Inc.	2.1%
CB Richard Ellis Group, Inc., Cl A	1.9%
DeVry, Inc.	1.9%
Jefferies Group, Inc.	1.9%
FMC Technologies, Inc.	1.8%
WellCare Health Plans, Inc.	1.8%
Arch Capital Group, Ltd.	1.7%
AECOM Technology Corp.	1.7%

19.5%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2007

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Growth Fund performed well in the fiscal year ended September 30, 2007, gaining 21.41%, outperforming both the Russell 2000 and the S&P 500, which were up 12.34% and 16.43%, respectively. According to Morningstar(1), its small-cap growth category (consisting of 816 funds at September 30, 2007) gained 20.32% in the fiscal year ended September 30, 2007. According to Morningstar, the Fund has outperformed its small-cap growth peers in the three-year period, performed in-line with its peers in the five-year period and significantly outperformed its peers in the ten-year period ended September 30, 2007.

For the three-year period ended September 30, 2007, the Fund was up 15.46% per year versus 14.19% per year for its small-cap growth category peers (consisting of 656 mutual funds as of September 30, 2007). For the five-year period ended September 30, 2007, the Fund was up 17.32% per year versus 17.60% per year for its small-cap growth category peers (consisting of 548 mutual funds as of September 30, 2007). For the ten-year period ended September 30, 2007, the Fund was up 11.80% per year versus 6.84% for its small-cap growth category peers (consisting of 246 mutual funds as of September 30, 2007).

Baron Growth Fund is a long-term investor in small-sized growth companies. The Adviser, through its own independent research of companies, utilizes an investment approach that it believes allows it to look beyond the current market environment and develop conviction in the potential profitability of a business, and therefore its value in the future. We rely on our research team to determine what these businesses may earn in four or five years. We purchase securities that the Adviser believes will double in value within four years and then double again in the following four or five years. The Fund invests in businesses the Adviser believes have long-term sustainable competitive advantages that can be purchased at what the Adviser believes are attractive prices.

The Fund’s performance was positive across all four fiscal quarters: 11.02% for the quarter ended December 31, 2006; 2.77% for the quarter ended March 31, 2007; 4.06% for the quarter ended June 30, 2007; and 2.27% for the quarter ended September 30, 2007. The performance of the Russell 2000 was weaker than that of the Fund in all quarters except the third. Below we discuss the most positive and negative contributors to the Fund’s performance during the past year.

The Fund’s best-performing industry was Recreation & Resorts, mostly attributable to the performance of Wynn Resorts. Wynn benefited from the increased volume in Macau following the opening of Las Vegas Sand’s Venetian Macau Cotai. We think that Wynn is close to announcing its own strategy on Cotai, which we think will provide an additional boost to the stock. Performance was also strong in the Energy Services Industry.

The Fund was most negatively affected by the Real Estate (Home Building) Industry as inventory and demand conditions continued to worsen. Most geographic markets remained dramatically oversupplied and we think inventory will continue to grow due to the expected increase in foreclosures and the liquidations of land. Demand has continued to be low as many buyers have had difficulty securing mortgages and/or selling their existing homes. Poor consumer sentiment has also negatively affected demand. The Fund was also negatively impacted by its holdings in the Restaurants Industry.

The Adviser intends to continue to invest in small businesses that we believe have the potential to grow substantially in the years ahead.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

Baron Small Cap Fund	September 30, 2007

Baron Small Cap Fund
Ticker Symbol: BSCFX
Performance	6
Top 10 Holdings	7
Top 10 Industries	7
Management’s Discussion of
Fund Performance	7

1.800.99.BARON

WWW.BARONFUNDS.COM

©2007 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON SMALL CAP FUND(1), (2) IN RELATION TO THE RUSSELL 2000(1), THE RUSSELL 2000 GROWTH(1) AND THE S&P 500(1) INDEXES

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2007

	One Year	Three Years	Five Years	Ten Years	Since Inception 09/30/1997

Baron Small Cap Fund(1), (2)	22.54%	16.90%	18.06%	12.45%	12.45%

Russell 2000(1)	12.34%	13.36%	18.75%	7.22%	7.22%

Russell 2000 Growth(1)	18.94%	14.10%	18.70%	3.65%	3.65%

S&P 500(1)	16.43%	13.13%	15.44%	6.55%	6.55%

(1)

The Russell 2000, the Russell 2000 Growth and the S&P 500 are unmanaged indexes. The Russell 2000 measures the performance of 2000 small companies; the Russell 2000 Growth measures the performance of 2000 small growth companies; and the S&P 500 measures the performance of larger-cap equities in the stock market in general. The Russell 2000, the Russell 2000 Growth, the S&P 500 and the Fund are with dividends, the inclusion of which positively impacts their performance results.

(2)	Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

September 30, 2007	Baron Small Cap Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2007

Baron Small Cap Fund	% of Net Assets
SunPower Corp., Cl A	3.1%
SBA Communications, Corp., Cl A	2.7%
Wynn Resorts, Ltd.	2.7%
Intuitive Surgical, Inc.	2.6%
FLIR Systems, Inc.	2.6%
Penn National Gaming, Inc.	2.3%
Iconix Brand Group, Inc.	2.2%
American Tower Corp., Cl A	2.2%
Flowserve Corp.	2.2%
Strayer Education, Inc.	2.1%

24.7%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2007

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Small Cap Fund performed well in the fiscal year ended September 30, 2007 in both absolute terms and when compared to its small-cap growth peers and comparative indexes. In the fiscal year ended September 30, 2007, the Fund gained 22.54%, the Russell 2000, an index of small-cap stocks, gained 12.34% and the S&P 500 gained 16.43%. According to Morningstar(1), its small-cap growth category (consisting of 816 funds at September 30, 2007) gained 20.32% in the year ended September 30, 2007.

According to Morningstar, the Fund has outperformed its small-cap growth peers in the three-, five- and ten-year periods ended

September 30, 2007. For the three-year period ended September 30, 2007, the Fund was up 16.90% per year versus 14.19% per year for its small-cap growth category peers (consisting of 656 mutual funds at September 30, 2007). For the five-year period ended September 30, 2007, the Fund was up 18.06% per year versus 17.60% for its small-cap growth category peers (consisting of 548 mutual funds at September 30, 2007). For the ten-year period ended September 30, 2007, the Fund was up 12.45% per year versus 6.84% for its small-cap growth category peers (consisting of 246 mutual funds at September 30, 2007).

Baron Small Cap Fund invests in small-cap growth companies. The Fund is a long-term investor in what the Adviser believes are well-run small-cap growth businesses that can be purchased at prices that represent a significant discount to our assessment of true value. We rely on our research team to determine what these businesses may earn in two years, and we attempt to purchase these businesses at valuations that allow their share price to increase 50% within two years. The Fund’s performance was positive each fiscal quarter: 9.83% for the quarter ended December 31, 2006; 3.85% for the quarter ended March 31, 2007; 6.12% for the quarter ended June 30, 2007; and 1.23% for the quarter ended September 30, 2007. The performance of the Russell 2000 was weaker than that of the Fund in all four fiscal quarters. Below we discuss the industries that were the most positive and negative contributors to the Fund’s performance during the past year.

The Fund’s best-performing industry was Recreation & Resorts, mostly attributable to the performance of Wynn Resorts. Wynn benefited from the increased volume in Macau following the opening of Las Vegas Sand’s Venetian Macau Cotai. We think that Wynn is close to announcing its own strategy on Cotai, which we think will provide an additional boost to the stock. The Fund also performed well with its Energy Services, Government Services and Medical Equipment investments.

The Fund was most negatively affected by the Retail (Specialty Stores) Industry. DSW, Design Within Reach, Casual Male, Build-A-Bear Workshop, and Penske Automotive were all down. After a strong first half of fiscal year 2007, the broader retail sector underperformed during the second half of the fiscal year as signs of a weakening consumer sentiment affected many of the consumer-related names. The Fund was also negatively affected by its holdings in Distribution, Leisure, and Financial Services (Miscellaneous).

Baron Small Cap’s investments fall into three categories: Growth Stocks, Fallen Angels and Special Situations. The Fund intends to invest in “Growth Stocks” which we believe have significant long-term growth prospects and can be purchased at what we believe are attractive prices because their prospects have not yet been appreciated by investors. “Fallen Angels” are companies which we believe have strong long-term franchises but have disappointed investors with short-term results, creating what we believe is a buying opportunity. “Special Situations” include spin-offs and recapitalizations, where lack of investor awareness creates opportunities to purchase what we believe are strong businesses at attractive prices.

(1)	The Morningstar composites are not weighted and represent the straight average of the annualized returns of each of the funds in the categories.

Baron iOpportunity Fund	September 30, 2007

Baron iOpportunity Fund
Ticker Symbol: BIOPX
Performance	8
Top 10 Holdings	9
Top 10 Industries	9
Management’s Discussion of Fund Performance	9

1.800.99.BARON

WWW.BARONFUNDS.COM

©2007 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON IOPPORTUNITY FUND(1), (2) IN RELATION TO THE NASDAQ COMPOSITE(1) AND THE S&P 500 (1) INDEXES

AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIODS ENDED SEPTEMBER 30, 2007

	One Year	Three Years	Five Years	Since Inception 02/29/2000

Baron iOpportunity Fund(1), (2)	29.45%	19.73%	29.08%	3.58%

NASDAQ Composite(1)	19.62%	12.51%	18.18%	-7.03%

S&P 500(1)	16.43%	13.13%	15.44%	3.15%

(1)

The NASDAQ Composite and the S&P 500 are unmanaged indexes. The NASDAQ Composite tracks the performance of market-value weighted common stocks listed on NASDAQ and the S&P 500 measures the performance of larger-cap equities in the stock market in general. The NASDAQ Composite is without dividends. The S&P 500 and the Fund are with dividends, the inclusion of which positively impacts their performance results.

(2)

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance data also does not reflect the imposition of a short-term trading fee of 1% on redemptions of the Fund shares held for less than six months.

September 30, 2007	Baron iOpportunity Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2007

Baron iOpportunity Fund	% of Net Assets
Equinix, Inc.	4.1%
Apple, Inc.	4.0%
Research in Motion, Ltd.	3.9%
Charles Schwab Corp.	3.9%
CME Group, Inc.	3.6%
Google, Inc., Cl A	3.5%
SBA Communications, Corp., Cl A	3.0%
American Tower Corp., Cl A	2.9%
Monster Worldwide, Inc.	2.6%
Nii Holdings, Inc.	2.5%

34.0%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2007

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron iOpportunity Fund’s performance was strong in the fiscal year ended September 30, 2007, gaining 29.45%. The Fund outperformed both the S&P 500 and NASDAQ Composite, which were up 16.43% and 19.62%, respectively. According to the Morningstar(1) mid-cap growth category (consisting of 986 funds and including the Fund at September 30, 2007), an average fund gained 24.64% in the year ended September 30, 2007.

For the three-year period ended September 30, 2007, the Fund gained 19.73% per year compared to 16.49% per year for the Morningstar mid-cap growth category (consisting of 816 funds at September 30, 2007). For the five-year period ended September 30, 2007, the Fund gained 29.08% per year compared to 17.68% per year for the Morningstar mid-cap growth category (consisting of 675 funds at September 30, 2007).

Baron iOpportunity Fund, like the other Baron Funds, utilizes value purchase disciplines while investing in growth companies that the Adviser believes have significant long-term information technology opportunities. The Adviser believes that its independent research will identify investment opportunities that are attractively priced relative to their future prospects. The Adviser further believes that many Internet businesses are at an early stage of development and that most Internet opportunities have yet to be discerned.

Baron iOpportunity Fund’s performance was up in each of the four fiscal quarters: 8.46% for the quarter ended December 31, 2006; 5.41% for the quarter ended March 31, 2007; 6.44% for the quarter ended June 30, 2007; and 6.38% for the quarter ended September 30, 2007. The performance of the NASDAQ was weaker than the Fund’s performance in each fiscal quarter except for the third. Below we discuss the most positive and negative contributors to the Fund’s performance during the past year.

The Fund’s best-performing industry, Communications, was led by Cogent Communications Group. Its on-net business has continued to accelerate as demand for Cogent’s Internet bandwidth products has remained strong, driven by increased adoption of Internet video, file sharing, online backup, web hosting, and social networking. The Fund was also positively affected by Communications Equipment, Consumer Services, Advertising Services and Computer Technology Industries.

The Fund was most negatively impacted by the Energy Services Industry, solely attributable to Medis Technologies. According to the Adviser’s research, Medis is the only company in the world to have developed portable, micro-fuel cells that can be used to charge handheld electronic devices. However, Medis is an early-stage company and has not yet begun full-scale production of these fuel cells. Because of this, Medis’ stock has been extremely volatile. The Fund was also negatively affected by its holdings in Real Estate.

The Fund expects to continue to invest in both Internet-related businesses, as well as established companies that we believe have significant and scalable information technology growth opportunities. We believe the Fund distinguishes itself from other Internet Funds because of its value orientation and industry diversification.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

Baron Fifth Avenue Growth Fund	September 30, 2007

Baron Fifth Avenue Growth Fund
Ticker Symbol: BFTHX
Performance	10
Top 10 Holdings	11
Top 10 Industries	11
Management’s Discussion of Fund Performance	11

1.800.99.BARON

WWW.BARONFUNDS.COM

©2007 ALL RIGHTS RESERVED

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FIFTH AVENUE GROWTH FUND(1), (2) IN RELATION TO THE S&P 500(1) INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED SEPTEMBER 30, 2007

	One Year	Three Years	Since Inception 04/30/2004

Baron Fifth Avenue Growth Fund(1), (2)	15.55%	12.60%	10.63%

S&P 500(1)	16.43%	13.13%	11.88%

(1)

The S&P 500 is an unmanaged index that measures the performance of larger-cap equities in the stock market in general. The S&P 500 and the Fund are with dividends, the inclusion of which positively impacts their performance results.

(2)	Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

September 30, 2007	Baron Fifth Avenue Growth Fund

TOP TEN HOLDINGS AS OF SEPTEMBER 30, 2007

Baron Fifth Avenue Growth Fund	% of Net Assets
Diageo plc, ADR	4.2%
Diamond Offshore Drilling, Inc.	4.0%
Transocean, Inc.	3.8%
American Express Co.	3.8%
PepsiCo, Inc.	3.7%
Procter & Gamble Co.	3.6%
American Tower Corp., Cl A	3.3%
Las Vegas Sands Corp.	3.2%
Google, Inc., Cl A	3.1%
Apple, Inc.	3.1%

35.8%

TOP TEN INDUSTRIES AS OF SEPTEMBER 30, 2007

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Baron Fifth Avenue Growth Fund gained 15.55% in the fiscal year ended September 30, 2007. The Fund’s relative index, the S&P 500, gained 16.43% during the same period. Baron Fifth Avenue Growth Fund underperformed its Morningstar(1) peer group of large-cap growth funds for the one-year period ended September 30, 2007. According to Morningstar, an average fund in the large cap growth category (consisting of 1,708 funds at September 30, 2007) gained 20.57% in the fiscal year ended September 30, 2007. According to Morningstar, the Fund performed in-line with its large-cap peers in the three-year period ended September 30, 2007. The Fund was up

12.60% versus 12.93% for its large-cap growth category peers (consisting of 1,443 funds as of September 30, 2007).

Baron Fifth Avenue Growth Fund focuses on the long-term fundamental prospects of the businesses in which it invests. This contrasts with other investors’ focus on historical operating results or current earnings expectations. The Adviser believes that historical results and the outlook for near-term earnings are often not indicative of superior longer-term prospects that can be identified through research efforts. The Adviser believes it can gain an investment advantage through its independent and exhaustive research of businesses. The Fund attempts to purchase what the Adviser believes are great large-cap companies with exciting prospects at attractive prices when the Adviser thinks prospects are misunderstood, markets react to short-term events, or experts are wrong.

The Fund’s performance was positive for each fiscal quarter: 7.28% for the quarter ended December 31, 2006; 0.99% for the quarter ended March 31, 2007; 2.49% for the quarter ended June 30, 2007; and 4.05% for the quarter ended September 30, 2007. The performance of the comparative index was weaker than the Fund’s performance in the first, second, and fourth quarters, and stronger in the third quarter. Below we discuss the most positive and negative contributors to the Fund’s performance during the past year.

The Fund’s best-performing industry was Recreation & Resorts, mostly due to Wynn Resorts and Las Vegas Sands. Investor enthusiasm for these two companies began in July and continued through the month of September largely on the heels of a strong opening for the highly-anticipated Venetian property for Las Vegas Sands. Early signs suggest that the success seems to be positively affecting the Macau markets and benefiting Venetian’s casino operators in addition to Las Vegas Sands. We expect the growth in Macau revenues to continue to accelerate, even from this already high level. The Fund was also positively affected by its holdings in Energy Services, Consumer Products and Computer Technology.

The Fund’s performance was most negatively affected by the Retail (Consumer Staples) industry. Macy’s, Whole Foods Market and Wal-Mart were all down. After a strong first half of fiscal year 2007, the broader retail sector underperformed during the second half of the fiscal year as signs of weakening consumer sentiment affected many of the consumer-related names. The Fund was also negatively affected by its holdings in Healthcare Services.

The Adviser intends to invest in what we believe are some of the best large cap companies. The Fund is positioned, in our view, in blue-chip, best-of-breed growth companies with a strong emphasis on quality to reduce risk. We believe the key to long-term stock appreciation is consistent earnings growth. We invest in those companies that are market share leaders who dominate their industry, companies with strong franchises and a strong brand name, avoiding fads and other short-term, unsustainable trends. We target companies that are the low-cost operators in their industry with, in our view, high barriers to entry. We also try to invest in growth companies that are positioned in industries that are themselves growing as opposed to industries that are stagnant or structurally challenged.

(1)	The Morningstar composites are not weighted and represent the straight average of annualized returns of each of the funds in the categories.

Baron Funds	September 30, 2007

FUND EXPENSES (UNAUDITED)

As a shareholder of the Funds, you may incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. Due to the payment of Rule 12b-1 fees, long-term shareholders may indirectly pay more than the maximum permitted front-end sales charge. Transaction costs, as in the case of Baron iOpportunity Fund, may include redemption fees. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2007 and held for the six months ended September 30, 2007.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period”.

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007(1)

	Actual Total Return	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratios	Expenses Paid During the Period(2)
Baron Asset Fund	8.19%	$ 1,000.00	$ 1,081.91	1.33%	$ 6.94
Baron Growth Fund	6.42%	$ 1,000.00	$ 1,064.18	1.31%	$ 6.78
Baron Small Cap Fund	7.42%	$ 1,000.00	$ 1,074.23	1.31%	$ 6.81
Baron iOpportunity Fund	13.23%	$ 1,000.00	$ 1,132.29	1.42%	$ 7.59
Baron Fifth Avenue Growth Fund	6.65%	$ 1,000.00	$ 1,066.47	1.36%	$ 7.05

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2007

	Hypothetical Annualized Total Return	Beginning Account Value April 1, 2007	Ending Account Value September 30, 2007	Annualized Expense Ratios	Expenses Paid During the Period(2)
Baron Asset Fund	5.00%	$ 1,000.00	$ 1,018.40	1.33%	$ 6.73
Baron Growth Fund	5.00%	$ 1,000.00	$ 1,018.50	1.31%	$ 6.63
Baron Small Cap Fund	5.00%	$ 1,000.00	$ 1,018.50	1.31%	$ 6.63
Baron iOpportunity Fund	5.00%	$ 1,000.00	$ 1,017.95	1.42%	$ 7.18
Baron Fifth Avenue Growth Fund	5.00%	$ 1,000.00	$ 1,018.25	1.36%	$ 6.88

(1)	Assumes all reinvestment of dividends and capital gain distributions, if any.
(2)

Expenses are equal to each Fund’s respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent Fiscal half-year, then divided by 365.

September 30, 2007	Baron Asset Fund

STATEMENT OF NET ASSETS

 September 30, 2007

Shares		Cost	Value
Common Stocks (95.01%)

	Apparel (1.91%)
1,100,000	Polo Ralph Lauren Corp., Cl A	$26,528,848	$85,525,000

	Business Services (9.60%)
2,000,000	Brown & Brown, Inc.	46,427,538	52,600,000
3,300,000	ChoicePoint, Inc.(1)(4)	36,286,236	125,136,000
865,000	FactSet Research Systems, Inc.	50,660,750	59,295,750
600,000	IHS, Inc., Cl A(1)	28,072,414	33,894,000
2,900,000	Iron Mountain, Inc.(1)	63,076,798	88,392,000
1,150,000	Robert Half Intl., Inc.	1,202,006	34,339,000
1,300,000	SEI Investments Co.	24,895,335	35,464,000

		250,621,077	429,120,750

	Communications (1.27%)
300,000	Equinix, Inc.(1)	25,506,560	26,607,000
850,000	SBA Communications Corp., Cl A(1)	29,967,658	29,988,000

		55,474,218	56,595,000

	Consulting (2.51%)
550,000	Corporate Executive Board Co.	46,226,914	40,832,000
2,500,000	Gartner, Inc.(1)	62,380,174	61,150,000
200,000	Moody’s Corp.	5,136,492	10,080,000

		113,743,580	112,062,000

	Distribution (2.16%)
1,350,000	Fastenal Co.	54,551,049	61,303,500
700,000	MSC Industrial Direct Co., Inc., Cl A	36,638,791	35,413,000

		91,189,840	96,716,500

	Education (1.06%)
1,275,000	DeVry, Inc.	7,614,588	47,187,750

	Energy Services (7.55%)
1,000,000	Covanta Holding Corp.(1)	23,332,488	24,510,000
1,200,000	Helmerich & Payne, Inc.	38,464,161	39,396,000
500,000	Petroplus Holdings AG(1)(2)	34,354,429	44,115,100
500,000	SEACOR Holdings, Inc.(1)	14,322,278	47,550,000
550,000	SunPower Corp., Cl A(1)	23,223,259	45,551,000
200,000	Ultra Petroleum Corp.(1)	4,847,419	12,408,000
2,000,000	XTO Energy, Inc.	13,602,027	123,680,000

		152,146,061	337,210,100

	Financial Services — Asset Management (5.35%)
600,000	AllianceBernstein Holding L.P.	24,584,256	52,842,000
2,000,000	Eaton Vance Corp.	54,244,546	79,920,000
1,000,000	Nuveen Investments, Inc., Cl A	36,668,384	61,940,000
800,000	T. Rowe Price Group, Inc.	21,584,167	44,552,000

		137,081,353	239,254,000

	Financial Services — Banking (0.97%)
625,000	City National Corp.	45,241,255	43,443,750

	Financial Services — Brokerage & Exchanges (9.42%)
8,800,000	Charles Schwab Corp.	21,422,499	190,080,000
255,000	CME Group, Inc. (formerly Chicago Mercantile Exchange Holdings, Inc., Cl A)	18,498,370	149,774,250
200,000	IntercontinentalExchange, Inc.(1)	26,174,215	30,380,000
1,815,000	Jefferies Group, Inc.	51,452,427	50,511,450

		117,547,511	420,745,700

	Financial Services — Insurance (3.49%)
1,300,000	Arch Capital Group, Ltd.(1)(2)	54,246,056	96,733,000
1,000,000	Assurant, Inc.	37,153,168	53,500,000
200,000	HCC Insurance Holdings, Inc.	5,969,756	5,728,000

		97,368,980	155,961,000

Shares		Cost	Value
Common Stocks (continued)

	Financial Services — Miscellaneous (0.74%)
400,000	Redecard SA, GDR 144A(1)(2)	$13,641,149	$14,882,720
100,000	Student Loan Corp.	13,894,100	18,032,000

		27,535,249	32,914,720

	Gaming Services (1.26%)
1,500,000	Scientific Games Corp., Cl A(1)	45,507,788	56,400,000

	Government Services (1.18%)
2,750,000	SAIC, Inc.(1)	49,157,711	52,772,500

	Healthcare Facilities (4.28%)
1,150,000	Brookdale Senior Living, Inc.	49,838,022	45,781,500
1,350,000	Community Health Systems, Inc.(1)	40,796,634	42,444,000
1,600,000	Manor Care, Inc.	38,297,714	103,040,000

		128,932,370	191,265,500

	Healthcare Products (2.52%)
1,150,000	DENTSPLY International, Inc.	25,389,865	47,886,000
800,000	Henry Schein, Inc.(1)	22,796,151	48,672,000
200,000	Zimmer Holdings, Inc.(1)	6,087,903	16,198,000

		54,273,919	112,756,000

	Healthcare Services (7.03%)
850,000	Covance, Inc.(1)	50,799,180	66,215,000
615,000	IDEXX Laboratories, Inc.(1)	51,189,620	67,397,850
1,200,000	Stericycle, Inc.(1)	37,558,043	68,592,000
850,000	Thermo Fisher Scientific, Inc.(1)	24,522,276	49,062,000
1,500,000	VCA Antech, Inc.(1)	52,139,269	62,625,000

		216,208,388	313,891,850

	Healthcare Services — Insurance (1.24%)
700,000	WellPoint, Inc.(1)	17,819,752	55,244,000

	Hotels and Lodging (0.72%)
850,000	Choice Hotels Intl., Inc.	4,185,563	32,019,500

	Information Technology Services (1.35%)
1,300,000	CheckFree Corp.(1)	50,033,687	60,502,000

	Manufacturing (0.69%)
700,000	Embraer - Empresa Brasileira de Aeronautica S.A., ADR(2)	28,624,174	30,744,000

	Media (1.53%)
1,400,000	Lamar Advertising Co., Cl A(1)	79,142,355	68,558,000

	Real Estate (2.21%)
2,150,000	CB Richard Ellis Group, Inc., Cl A(1)	29,735,448	59,856,000
425,532	Corrections Corp. of America(1)	1,418	11,136,173
500,000	Forest City Enterprises, Inc., Cl A	24,352,392	27,580,000

		54,089,258	98,572,173

	Real Estate — Home Building (0.27%)
600,000	Toll Brothers, Inc.(1)	11,641,925	11,994,000

	Real Estate — REITs (3.67%)
314,000	Alexander’s, Inc.(1)(5)	20,453,936	121,047,000
800,000	Douglas Emmett, Inc.	17,052,243	19,784,000
200,000	SL Green Realty Corp.	16,753,741	23,354,000

		54,259,920	164,185,000

	Recreation and Resorts (10.87%)
1,300,000	Boyd Gaming Corp.	54,856,924	55,705,000
3,000,000	Vail Resorts, Inc.(1)(5)	61,273,805	186,870,000
155,000	Wynn Resorts, Ltd.(1)	1,067,958	24,421,800
1,459,408	Wynn Resorts, Ltd.(1)(3)	21,345,164	218,447,108

		138,543,851	485,443,908

	Restaurants (0.68%)
1,300,000	Cheesecake Factory, Inc.(1)	30,439,703	30,511,000

See Notes to Financial Statements.	13

Baron Asset Fund	September 30, 2007

STATEMENT OF NET ASSETS (CONTINUED)

 September 30, 2007

Shares		Cost	Value
Common Stocks (continued)

	Retail — Consumer Staples (1.37%)
1,250,000	Whole Foods Market, Inc.	$41,811,475	$61,200,000

	Retail — Specialty Stores (3.67%)
1,500,000	CarMax, Inc.(1)	23,525,616	30,495,000
450,000	Dick’s Sporting Goods, Inc.(1)	25,747,718	30,217,500
900,000	O’Reilly Automotive, Inc.(1)	26,139,928	30,069,000
1,400,000	Tiffany & Co.	47,758,983	73,290,000

		123,172,245	164,071,500

	Transportation (2.84%)
1,550,000	C. H. Robinson Worldwide, Inc.	30,028,921	84,149,500
900,000	Expeditors International
	of Washington, Inc.	21,676,121	42,570,000

		51,705,042	126,719,500

	Utility Services (1.60%)
2,300,000	Southern Union Co.	30,218,480	71,553,000

Total Common Stocks		2,331,860,166	4,245,139,701

Private Equity Investments (1.52%)

	Education (0.00%)
105,264	Apollo International, Inc., S-A Conv. Pfd.(1)(3)(5)	800,006	0

	Healthcare Services (0.36%)
6,841	Somerford Corp. S-A Conv. Pfd.(1)(3)	10,951,004	15,999,985

	Recreation and Resorts (1.16%)
5,200,000	Kerzner Intl. Holdings, Ltd., Cl A(1)(2)(3)	52,000,000	52,000,000

Total Private Equity Investments		63,751,010	67,999,985

Principal Amount		Cost	Value
Short Term Investments (3.47%)

	Short Term Money Market Instruments
$154,996,649	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/28/2007, 3.85% due 10/01/2007; Proceeds at maturity – $155,046,378; (Fully collateralized by U.S. Treasury Bond, 8.125% due 08/15/2019; Market value – $5,805,725 and U.S. Treasury Bond, 7.25% due 08/15/2022; Market value – $75,675 and U.S. Treasury Note, 4.625% due 02/15/2017; Market value $152,218,138)	$154,996,649	$154,996,649

Total Investments (100.00%)		$2,550,607,825	4,468,136,335

Liabilities Less Cash and Other Assets (0.00%)			(180,896)

Net Assets (Equivalent to $66.57 per share based on 67,118,335 shares outstanding)			$4,467,955,439

%	Represents percentage of net assets.
(1)	Non-income producing securities.
(2)	Foreign domiciled corporation.
(3)	See Note 7 regarding restricted and fair valued securities.
(4)	Represents securities or a portion thereof, in segregated custodian account. See Note 10.
(5)	See Note 9 regarding “Affiliated” Companies.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

14	See Notes to Financial Statements.

September 30, 2007	Baron Growth Fund

STATEMENT OF NET ASSETS

 September 30, 2007

Shares		Cost	Value
Common Stocks (91.35%)

	Advertising Services (0.30%)
450,000	Harte-Hanks, Inc.	$7,987,320	$8,856,000
550,000	National CineMedia, Inc.	13,700,129	12,320,000

		21,687,449	21,176,000

	Apparel (1.80%)
2,700,000	Carter’s, Inc.(1)	35,977,020	53,865,000
1,225,000	Under Armour, Inc., Cl A(1)	40,384,710	73,279,500

		76,361,730	127,144,500

	Automotive Parts (2.51%)
2,725,000	Copart, Inc.(1)	69,029,357	93,712,750
2,408,658	LKQ Corp.(1)	65,314,216	83,845,385

		134,343,573	177,558,135

	Building Materials (0.35%)
700,000	Eagle Materials, Inc.	32,545,671	25,018,000

	Business Services (1.43%)
600,000	Brown & Brown, Inc.	9,830,330	15,780,000
1,500,000	ChoicePoint, Inc. (1)(4)	32,039,190	56,880,000
40,000	FactSet Research Systems, Inc.	2,040,491	2,742,000
387,100	IHS, Inc., Cl A(1)	15,877,527	21,867,279
1,081,000	Integrated Distribution
	Services Group, Ltd.(2)	3,761,280	4,178,389

		63,548,818	101,447,668

	Chemical (0.17%)
700,000	Senomyx, Inc.(1)	6,340,864	8,575,000
400,000	Symyx Technologies, Inc.(1)	4,302,431	3,476,000

		10,643,295	12,051,000

	Communications (2.16%)
1,050,000	Equinix, Inc.(1)	34,189,968	93,124,500
1,700,000	SBA Communications
	Corp., Cl A(1)	6,533,038	59,976,000

		40,723,006	153,100,500

	Consulting (0.26%)
750,000	Gartner, Inc.(1)	16,609,455	18,345,000

	Consumer Products (1.20%)
1,575,000	Church & Dwight Co., Inc.	58,038,013	74,088,000
450,000	Marvel Entertainment, Inc.(1)	10,249,991	10,548,000

		68,288,004	84,636,000

	Consumer Services (2.23%)
1,350,000	Chemed Corp.(5)	51,815,546	83,916,000
1,200,000	Morningstar, Inc.(1)	26,102,655	73,680,000

		77,918,201	157,596,000

	Education (3.60%)
3,700,000	DeVry, Inc.(5)	62,024,338	136,937,000
700,000	Strayer Education, Inc.	57,859,739	118,041,000

		119,884,077	254,978,000

	Energy Services (8.15%)
550,000	Carrizo Oil & Gas, Inc.(1)	21,415,856	24,673,000
400,000	Core Laboratories N.V.(1)(2)	19,417,274	50,956,000
800,000	Dresser-Rand Group, Inc.(1)	19,155,509	34,168,000
3,100,000	Encore Acquisition Co.(1)(5)	51,499,113	98,115,000
1,450,000	EXCO Resources, Inc.(1)	21,822,215	23,983,000
2,200,000	FMC Technologies, Inc.(1)	25,188,996	126,852,000
1,050,000	Helmerich & Payne, Inc.	24,393,872	34,471,500
637,500	PHI, Inc.(1)	18,390,290	19,214,250
487,500	Range Resources Corp.	8,333,343	19,821,750
475,000	SEACOR Holdings, Inc.(1)	21,065,303	45,172,500
850,000	SunPower Corp., Cl A(1)	24,439,815	70,397,000
650,000	Whiting Petroleum Corp.(1)	22,550,925	28,892,500

		277,672,511	576,716,500

	Financial Services — Asset Management (1.89%)
1,950,000	Cohen & Steers, Inc.	38,355,016	72,208,500
650,000	Eaton Vance Corp.	11,290,146	25,974,000

Shares		Cost	Value
Common Stocks (continued)

	Financial Services — Asset Management (continued)
325,000	GAMCO Investors, Inc., Cl A	$6,570,340	$17,810,000
290,000	Nuveen Investments, Inc., Cl A	7,748,686	17,962,600

		63,964,188	133,955,100

	Financial Services — Banking (4.31%)
700,000	Cathay General Bancorp	25,462,218	22,547,000
646,168	Center Financial Corp.	14,235,004	8,988,197
800,000	Central Pacific Financial Corp.	28,316,418	23,360,000
875,000	Frontier Financial Corp.	20,969,282	20,413,750
1,200,000	Glacier Bancorp, Inc.	28,784,986	27,024,000
1,700,000	SVB Financial Group(1)	85,140,344	80,512,000
4,500,000	UCBH Holdings, Inc.	89,138,096	78,660,000
1,175,000	Virginia Commerce Bancorp, Inc.(1)	22,544,773	16,849,506
1,125,000	Western Alliance Bancorporation(1)	37,506,290	26,516,250

		352,097,411	304,870,703

	Financial Services — Brokerage & Exchanges (3.03%)
863,400	Evercore Partners, Inc., CL A	23,023,249	22,698,786
1,350,000	FCStone Group, Inc.(1)	27,554,759	43,564,500
4,800,000	Jefferies Group, Inc.	73,517,475	133,584,000
1,000,000	Thomas Weisel Partners Group, Inc.(1)	18,884,402	14,510,000

		142,979,885	214,357,286

	Financial Services — Insurance (1.73%)
1,650,000	Arch Capital Group, Ltd.(1)(2)	51,045,431	122,776,500

	Financial Services — Miscellaneous (1.05%)
1,400,000	National Financial Partners Corp.	73,758,637	74,172,000

	Food and Agriculture (1.10%)
1,400,000	Ralcorp Holdings, Inc.(1)(5)	53,671,573	78,148,000

	Gaming Services (0.69%)
1,300,000	Scientific Games Corp., Cl A(1)	32,010,748	48,880,000

	Healthcare Facilities (3.08%)
2,000,000	Community Health Systems, Inc.(1)	49,858,101	62,880,000
724,600	Emeritus Corp.(1)	21,783,313	19,636,660
1,800,000	Manor Care, Inc.	33,815,991	115,920,000
425,000	Skilled Healthcare Group, Inc., Cl A(1)	6,719,973	6,693,750
750,000	Sun Healthcare Group, Inc.(1)	8,628,484	12,532,500

		120,805,862	217,662,910

	Healthcare Products (1.62%)
2,000,000	Edwards Lifesciences Corp.(1)	59,602,587	98,620,000
850,000	PSS World Medical, Inc.(1)	17,338,615	16,260,500

		76,941,202	114,880,500

	Healthcare Services (5.50%)
1,050,000	Charles River Laboratories Intl., Inc.(1)	30,142,796	58,957,500
800,000	Gen-Probe, Inc.(1)	33,725,299	53,264,000
1,600,000	Healthways, Inc.(1)	72,538,241	86,352,000
7,000,000	HLTH Corp.(1)	99,144,718	99,190,000
160,000	IDEXX Laboratories, Inc.(1)	9,006,923	17,534,400
800,000	NightHawk Radiology Holdings, Inc.(1)	14,085,701	19,608,000
1,275,000	Odyssey HealthCare, Inc.(1)	14,491,981	12,252,750
850,000	PRA International(1)	19,360,963	24,990,000
400,700	VCA Antech, Inc.(1)	11,830,115	16,729,225

		304,326,737	388,877,875

	Healthcare Services — Insurance (3.43%)
2,500,000	AMERIGROUP Corp.(1)	42,527,141	86,200,000
1,400,000	Centene Corp.(1)	11,768,729	30,114,000
1,200,000	WellCare Health Plans, Inc.(1)	50,177,128	126,516,000

		104,472,998	242,830,000

See Notes to Financial Statements.	15

Baron Growth Fund	September 30, 2007

STATEMENT OF NET ASSETS (CONTINUED)

 September 30, 2007

Shares		Cost	Value
Common Stocks (continued)

	Hotels and Lodging (1.06%)
1,875,000	Choice Hotels Intl., Inc.	$37,619,577	$70,631,250
575,000	Kingdom Hotel Investments, GDR(1)(2)	5,149,127	4,715,000

		42,768,704	75,346,250

	Information Technology Services (0.66%)
1,000,000	CheckFree Corp.(1)	18,042,917	46,540,000

	Infrastructure (2.45%)
3,451,222	AECOM Technology Corp.(1)	77,780,253	120,551,184
1,375,000	Macquarie Infrastructure Co. LLC	48,580,661	53,061,250

		126,360,914	173,612,434

	Leisure (0.31%)
729,500	Allegiant Travel Co.(1)	23,167,918	22,118,440

	Media (0.87%)
600,000	Central European Media
	Enterprises, Ltd., Cl A(1)(2)	29,408,871	55,026,000
300,000	Netflix, Inc.(1)	7,356,888	6,216,000

		36,765,759	61,242,000

	Medical Equipment (0.89%)
275,000	Intuitive Surgical, Inc.(1)	4,029,661	63,250,000

	Real Estate (2.88%)
4,950,000	CB Richard Ellis Group,
	Inc., Cl A(1)	35,102,586	137,808,000
925,000	CoStar Group, Inc.(1)	39,770,736	49,441,250
1,000,000	HFF, Inc., Cl A(1)	18,032,791	11,870,000
147,854	St. Joe Company	4,939,469	4,969,373

		97,845,582	204,088,623

	Real Estate — Home Building (0.64%)
1,050,000	Brookfield Homes Corp.	35,280,148	19,477,500
625,000	M.D.C. Holdings, Inc.	31,144,412	25,587,500

		66,424,560	45,065,000

	Real Estate — REITs (2.16%)
1,475,000	Acadia Realty Trust	39,458,028	40,016,750
136,838	Alexander’s, Inc.(1)	29,189,317	52,751,049
182,214	CBRE Realty Finance, Inc.	2,642,103	1,075,063
1,500,000	Digital Realty Trust, Inc.	54,621,488	59,085,000

		125,910,936	152,927,862

	Recreation and Resorts (10.37%)
2,850,000	Ameristar Casinos, Inc.	67,561,095	80,085,000
200,000	Boyd Gaming Corp.	5,345,492	8,570,000
1,500,000	Gaylord Entertainment Co.(1)	70,857,828	79,830,000
1,450,000	Isle of Capri Casinos, Inc.(1)	30,683,260	28,202,500
575,000	Penn National Gaming, Inc.(1)	16,140,523	33,936,500
2,900,000	Pinnacle Entertainment, Inc.(1)	91,266,677	78,967,000
1,700,000	Station Casinos, Inc.	39,029,399	148,716,000
877,978	Steiner Leisure, Ltd.(1)(5)	41,430,816	38,104,245
1,250,000	Vail Resorts, Inc.(1)	21,897,070	77,862,500
500,000	Wynn Resorts, Ltd.(1)	8,255,919	78,780,000
537,677	Wynn Resorts, Ltd.(1)(3)	7,863,993	80,480,569

		400,332,072	733,534,314

	Restaurants (2.85%)
1,350,000	California Pizza Kitchen, Inc.(1)	23,047,680	23,719,500
3,675,000	Cheesecake Factory, Inc.(1)(5)	85,772,814	86,252,250
91,193	Chipotle Mexican Grill, Inc., Cl A(1)	3,795,605	10,772,629
1,500,000	Panera Bread Co., Cl A(1)	60,936,852	61,200,000
700,000	Peet’s Coffee & Tea, Inc.(1)(5)	15,273,681	19,537,000

		188,826,632	201,481,379

	Retail — Specialty Stores (9.69%)
800,000	Blue Nile, Inc.(1)(5)	23,190,333	75,296,000
1,200,000	Cabela’s, Inc., Cl A(1)	26,601,533	28,380,000
3,300,000	CarMax, Inc.(1)	34,948,928	67,089,000
2,500,000	Dick’s Sporting Goods, Inc.(1)	86,074,246	167,875,000
1,500,000	DSW, Inc., Cl A(1)	37,572,261	37,755,000
600,000	Guitar Center, Inc.(1)	33,687,665	35,580,000

Shares		Cost	Value
Common Stocks (continued)

	Retail — Specialty Stores (continued)
2,900,000	J. Crew Group, Inc.(1)	$93,937,342	$120,350,000
4,500,000	Penske Automotive Group, Inc. (formerly United Auto Group, Inc.)	92,701,894	91,080,000
2,400,000	Select Comfort Corp.(1)(5)	32,702,301	33,480,000
625,000	Tractor Supply Co.(1)	24,758,679	28,806,250

		486,175,182	685,691,250

	Software (0.73%)
1,900,000	Allscripts Healthcare Solutions, Inc.(1)	52,349,487	51,357,000

	Transportation (2.08%)
600,000	Aircastle, Ltd.	19,420,865	20,052,000
1,000,000	American Railcar Industries, Inc.	24,363,154	22,020,000
2,000,000	Genesee & Wyoming, Inc., Cl A(1)	32,221,169	57,680,000
550,000	Landstar System, Inc.	13,610,267	23,083,500
1,050,000	UTI Worldwide, Inc.(2)	24,275,698	24,129,000

		113,891,153	146,964,500

	Utility Services (2.12%)
2,000,000	ITC Holdings Corp.	57,396,900	99,100,000
1,627,498	Southern Union Co.	19,474,277	50,631,463

		76,871,177	149,731,463

Total Common Stocks		4,176,063,116	6,464,128,692

Private Equity Investments (1.83%)

	Pharmaceutical (0.21%)
750,000	Reliant Pharmaceuticals LLC, Series D(1)(3)	15,000,000	15,000,000

	Recreation and Resorts (1.60%)
3,166,666	Fontainebleau Resorts, LLC(1)(3)	34,999,992	37,999,992
8	Island Global Yachting IV L.P.(1)(3)(6)	803,570	803,600
7,400,000	Kerzner Intl. Holdings, Ltd., Cl A(1)(2)(3)	74,000,000	74,000,000

		109,803,562	112,803,592

	Transportation (0.02%)
234,375	EOS Airlines, Inc., Cl C(1)(3)	2,500,000	1,368,984

	Total Private Equity Investments	127,303,562	129,172,576

Principal Amount
Short Term Investments (4.99%)

	Short Term Money Market Instruments
$352,939,911	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/28/2007, 3.85% due 10/01/2007; Proceeds at maturity – $353,053,146; (Fully collateralized by U.S. Treasury Bond, 7.50% due 11/15/2016; Market value – $244,701,594 and U.S. Treasury Note, 4.625% due 02/15/2017; Market value $115,298,300)	352,939,911	352,939,911

Total Investments (98.17%)		$4,656,306,589	6,946,241,179

Cash and Other Assets Less Liabilities (1.83%)			129,645,595

Net Assets (Equivalent to $54.55 per share based on 129,709,093 shares outstanding)			$7,075,886,774

16	See Notes to Financial Statements.

September 30, 2007	Baron Growth Fund

STATEMENT OF NET ASSETS (CONTINUED)

 September 30, 2007

%	Represents percentage of net assets.
(1)	Non-income producing securities.
(2)	Foreign domiciled corporation.
(3)	See Note 7 regarding restricted and fair valued securities.
(4)	Represents securities or a portion thereof, in segregated custodian account. See Note 10.
(5)	See Note 9 regarding “Affiliated” Companies.
(6)	Investment in partnership units. To date, invested $803,570 out of a capital commitment of $5,000,000.
GDR	Global Depositary Receipt.

See Notes to Financial Statements.	17

Baron Small Cap Fund	September 30, 2007

STATEMENT OF NET ASSETS

 September 30, 2007

Shares		Cost	Value
Common Stocks (94.87%)

	Advertising Services (2.07%)
2,250,000	National CineMedia, Inc.(5)	$54,718,030	$50,400,000
400,000	R.H. Donnelley Corp.(1)	11,312,482	22,408,000

		66,030,512	72,808,000

	Apparel (3.05%)
1,350,000	Carter’s, Inc.(1)	22,342,106	26,932,500
750,000	Fossil, Inc.(1)	14,949,784	28,020,000
400,000	Lululemon Athletica, Inc.(1)(2)	7,200,000	16,812,000
2,500,000	Quiksilver, Inc.(1)	20,155,099	35,750,000

		64,646,989	107,514,500

	Building Materials (1.27%)
1,250,000	Eagle Materials, Inc.	23,694,578	44,675,000

	Business Services (1.89%)
575,000	ChoicePoint, Inc.(1)	5,487,791	21,804,000
1,462,500	Iron Mountain, Inc.(1)	10,010,524	44,577,000

		15,498,315	66,381,000

	Communications (5.85%)
1,750,000	American Tower Corp., Cl A(1)(4)	6,402,929	76,195,000
2,750,000	SBA Communications Corp., Cl A(1)	27,026,677	97,020,000
1,500,000	Time Warner Telecom, Inc., Cl A(1)	24,518,321	32,955,000

		57,947,927	206,170,000

	Consulting (2.56%)
650,000	Corporate Executive Board Co.	27,774,515	48,256,000
1,707,100	Gartner, Inc.(1)	38,186,218	41,755,666

		65,960,733	90,011,666

	Consumer Products (2.90%)
850,000	ACCO Brands Corp.(1)	19,869,851	19,074,000
1,500,000	DTS, Inc.(1)(5)	30,934,334	45,555,000
1,600,000	Marvel Entertainment, Inc.(1)	36,855,202	37,504,000

		87,659,387	102,133,000

	Consumer Services (0.16%)
150,000	MercadoLibre, Inc.(1)(2)	3,117,500	5,494,500

	Distribution (0.29%)
1,000,000	Beacon Roofing Supply, Inc.(1)	25,181,338	10,220,000

	Education (3.99%)
553,199	Capella Education Co.(1)	19,794,628	30,929,356
3,880,000	SkillSoft PLC, ADR(1)(2)	28,990,066	34,881,200
444,000	Strayer Education, Inc.	37,452,157	74,871,720

		86,236,851	140,682,276

	Energy Services (5.88%)
2,500,000	Covanta Holding Corp.(1)	38,709,339	61,275,000
100,000	Linn Energy LLC	3,654,627	3,188,000
300,000	Linn Energy LLC(3)	10,050,000	9,085,800
857,500	PHI, Inc.(1)	24,669,136	25,845,050
1,300,000	SunPower Corp., Cl A(1)	38,267,902	107,666,000

		115,351,004	207,059,850

	Environmental (1.47%)
500,000	Clean Harbors, Inc.(1)	26,048,277	22,260,000
1,000,000	Nalco Holding Co.	17,014,844	29,650,000

		43,063,121	51,910,000

	Financial Services — Asset Management (1.23%)
1,000,000	Freedom Acquisition Holdings, Inc.(1)	10,635,711	11,250,000
1,300,000	Freedom Acquisition Holdings, Inc. Units(1)(6)	14,215,000	18,395,000
250,000	GAMCO Investors, Inc., Cl A	4,356,166	13,700,000

		29,206,877	43,345,000

	Financial Services — Insurance (0.42%)
200,000	Arch Capital Group, Ltd.(1)(2)	5,515,966	14,882,000

Shares		Cost	Value
Common Stocks (continued)

	Financial Services — Miscellaneous (1.37%)
150,000	Bankrate, Inc.(1)	$7,137,237	$6,918,000
2,450,000	KKR Financial Holdings LLC	57,675,141	41,282,500

		64,812,378	48,200,500

	Food and Agriculture (0.86%)
1,671,000	Smart Balance, Inc.(1)(5) (formerly Boulder Specialty Brands, Inc.)	15,817,134	20,620,140
525,000	Smart Balance, Inc., Units(1)(5)(6) (formerly Boulder Specialty Brands, Inc., Units)	5,795,750	9,723,000

		21,612,884	30,343,140

	Gaming Services (0.15%)
1,000,000	Cash Systems, Inc.(1)(5)	6,420,000	$5,270,000

	Government Services (6.18%)
1,500,000	AeroVironment, Inc.(1)(5)	34,673,956	34,515,000
1,650,000	FLIR Systems, Inc.(1)	29,292,833	91,393,500
2,500,000	L-1 Identity Solutions, Inc.(1)	43,586,514	47,125,000
1,623,700	Stanley, Inc.(1)(5)	24,735,335	44,732,935

		132,288,638	217,766,435

	Healthcare Facilities (3.11%)
1,400,000	Brookdale Senior Living, Inc.	34,154,493	55,734,000
1,400,000	Emeritus Corp.(1)	43,171,266	37,940,000
1,000,000	Skilled Healthcare Group, Inc., Cl A(1)	15,718,687	15,750,000

		93,044,446	109,424,000

	Healthcare Services (1.82%)
112,500	athenahealth, Inc.(1)	2,025,000	3,814,875
475,000	Gen-Probe, Inc.(1)	21,507,724	31,625,500
700,000	NighHawk Radiology Holdings, Inc.(1)	13,542,498	17,157,000
390,000	PRA International(1)	8,536,582	11,466,000

		45,611,804	64,063,375

	Hotels and Lodging (2.73%)
4,250,484	Kingdom Hotel Investments, GDR(1)(2)	37,942,684	34,853,969
17,000,000	Mandarin Oriental International, Ltd.(2)	34,213,762	38,250,000
450,000	Orient-Express Hotels, Ltd., Cl A	17,071,357	23,071,500

		89,227,803	96,175,469

	Leisure (0.37%)
900,000	MarineMax, Inc.(1)	21,416,444	13,104,000

	Machinery & Electronics (2.16%)
1,000,000	Flowserve Corp.	31,808,128	76,180,000

	Manufacturing (4.72%)
850,000	Actuant Corp., Cl A	29,848,706	55,224,500
932,900	HEICO Corp., Cl A	25,105,956	36,849,550
1,625,000	TransDigm Group, Inc.(1)	45,109,665	74,278,750

		100,064,327	166,352,800

	Media (1.04%)
1,800,000	CKX, Inc.(1)	21,481,596	22,158,000
600,000	Dolan Media(1)	10,869,262	14,580,000

		32,350,858	36,738,000

	Medical Equipment (7.31%)
2,250,700	American Medical Systems
	Holdings, Inc.(1)	39,846,806	38,149,365
1,600,000	Immucor, Inc.(1)	6,462,595	57,200,000
400,000	Intuitive Surgical, Inc.(1)	5,800,000	92,000,000
715,000	Inverness Medical Innovations, Inc.(1)	33,700,048	39,553,800
878,079	Masimo Corp.(1)	17,678,716	22,531,507
350,000	TomoTherapy, Inc.(1)	7,697,414	8,130,500

		111,185,579	257,565,172

	Minerals & Mining (1.40%)
100,000	Haynes International, Inc.(1)	7,823,001	8,537,000
575,000	Kaiser Aluminum Corp.	36,144,629	40,577,750

		43,967,630	49,114,750

18	See Notes to Financial Statements.

September 30, 2007	Baron Small Cap Fund

STATEMENT OF NET ASSETS (CONTINUED)

 September 30, 2007

Shares		Cost	Value
Common Stocks (continued)

	Printing and Publishing (0.27%)
250,000	VistaPrint, Ltd.(1)(2)	$8,263,441	$9,342,500

	Real Estate (2.51%)
2,500,000	CB Richard Ellis Group, Inc., Cl A(1)	24,312,256	69,600,000
1,574,400	HFF, Inc., Cl A(1)	28,957,485	18,688,128

		53,269,741	88,288,128

	Real Estate — Home Building (0.66%)
1,250,000	Brookfield Homes Corp.	30,392,566	23,187,500

	Real Estate — REITs (1.06%)
650,000	Acadia Realty Trust	15,421,317	17,634,500
500,000	Digital Realty Trust, Inc.	18,432,916	19,695,000

		33,854,233	37,329,500

	Recreation and Resorts (9.53%)
2,000,000	Ameristar Casinos, Inc.	64,188,948	56,200,000
1,250,000	Gaylord Entertainment Co.(1)	37,368,434	66,525,000
2,884,000	Great Wolf Resorts, Inc.(1)(5)	53,906,108	35,646,240
1,401,700	Penn National Gaming, Inc.(1)	40,093,264	82,728,334
600,000	Wynn Resorts, Ltd.(1)	4,348,057	94,536,000

		199,904,811	335,635,574

	Restaurants (3.50%)
2,250,000	AFC Enterprises, Inc.(1)(5)	36,931,249	33,862,500
1,850,000	Cheesecake Factory, Inc.(1)	44,427,838	43,419,500
270,000	Panera Bread Co., Cl A(1)	7,247,903	11,016,000
3,000,000	Texas Roadhouse, Inc., Cl A(1)	38,035,045	35,100,000

		126,642,035	123,398,000

	Retail — Consumer Staples (3.29%)
3,250,000	Iconix Brand Group, Inc.(1)(5)	54,910,650	77,317,500
1,500,000	NuCO2, Inc.(1)(5)	36,204,728	38,610,000

		91,115,378	115,927,500

	Retail — Specialty Stores (4.16%)
1,250,000	Build-A-Bear Workshop, Inc.(1)(5)	35,358,280	22,200,000
2,564,856	Casual Male Retail Group, Inc.(1)(5)	14,983,513	22,981,110
900,000	Design Within Reach, Inc.(1)(5)	10,936,300	4,284,000
1,250,000	DSW, Inc., Cl A(1)	29,475,468	31,462,500
706,200	J. Crew Group, Inc.(1)	23,544,287	29,307,300
1,800,000	Penske Automotive Group, Inc. (formerly United Auto Group, Inc.)	34,504,900	36,432,000

		148,802,748	146,666,910

	Transportation (3.64%)
1,500,000	Aircastle, Ltd.	44,286,116	50,130,000
600,000	Babcock & Brown Air, Ltd., ADR(1)(2)	13,794,250	13,680,000
600,000	Grupo Aeroportuario del Centro Norte, S.A.B. de C.V., ADR(2)	12,630,181	17,280,000
500,000	Grupo Aeroportuario del Pacifico, S.A.B. de C.V., ADR(2)	16,830,373	27,300,000
400,000	Grupo Aeroportuario del Sureste, S.A.B. de C.V., ADR(2)	11,806,186	19,848,000

		99,347,106	128,238,000

Total Common Stocks		2,274,514,076	3,341,598,045

Shares		Cost	Value
Private Equity Investments (0.99%)

	Recreation and Resorts
3,500,000	Kerzner Intl. Holdings, Ltd., Cl A(1)(2)(3)	$35,000,000	$35,000,000

Warrants (0.32%)

	Apparel (0.29%)
1,981,100	Endeavor Acquisition Corp. Warrants Exp 12/14/2009(1)	5,013,594	10,222,476

	Food and Agriculture (0.02%)
129,000	Smart Balance, Inc. (formerly Boulder Specialty Brands, Inc.) Warrants Exp 12/16/2009(1)(5)	323,748	797,220

	Retail — Specialty Stores (0.01%)
100,000	Casual Male Retail Group, Inc. Warrants Exp 07/02/2010(1)(3)(5)	49,000	420,000

Total Warrants		5,386,342	11,439,696

Principal Amount
Short Term Investments (4.19%)

	Short Term Money Market Instruments
$147,431,694	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/28/2007, 3.85% due 10/01/2007; Proceeds at maturity – $147,478,995; (Fully collateralized by U.S. Treasury Note, 5.125% due 05/15/2016; Market value $150,382,338)	147,431,694	147,431,694

Total Investments (100.37%)		$2,462,332,112	3,535,469,435

Liabilities Less Cash and Other Assets (-0.37%)			(13,099,694)

Net Assets (Equivalent to $25.47 per share based on 138,269,976 shares outstanding)			$3,522,369,741

%	Represents percentage of net assets.
(1)	Non-income producing securities.
(2)	Foreign domiciled corporation.
(3)	See Note 7 regarding restricted and fair valued securities.
(4)	Represents securities or a portion thereof, in segregated custodian account. See Note 10.
(5)	See Note 9 regarding “Affiliated” Companies.
(6)	One unit consists of one common share and one warrant.
ADR	American Depositary Receipt.
GDR	Global Depositary Receipt.

See Notes to Financial Statements.	19

Baron iOpportunity Fund	September 30, 2007

STATEMENT OF NET ASSETS

 September 30, 2007

Shares		Cost	Value
Common Stocks (94.72%)

	Advertising Services (5.25%)
12,000	Google, Inc., Cl A(1)	$1,572,728	$6,807,240
160,000	National CineMedia, Inc.	3,902,852	3,584,000

		5,475,580	10,391,240

	Business Services (7.45%)
20,000	FactSet Research Systems, Inc.	1,235,173	1,371,000
50,000	IHS, Inc., Cl A(1)	2,184,448	2,824,500
435,000	LivePerson, Inc.(1)	2,420,602	2,679,600
152,500	Monster Worldwide, Inc.(1)	3,373,961	5,194,150
232,500	NaviSite, Inc.(1)	1,354,292	2,043,675
25,000	Taleo Corp., Cl A(1)	496,250	635,250

		11,064,726	14,748,175

	Communications (20.61%)
132,500	American Tower Corp., Cl A(1)	1,821,263	5,769,050
127,500	Cogent Communications Group, Inc.(1)	1,749,930	2,975,850
92,000	Equinix, Inc.(1)	3,678,957	8,159,480
100,000	MetroPCS Communications, Inc.(1)	2,300,000	2,728,000
60,000	NII Holdings, Inc.(1)	4,983,987	4,929,000
87,500	SAVVIS, Inc.(1)	3,247,479	3,393,250
167,500	SBA Communications Corp., Cl A(1)	3,051,970	5,909,400
450,000	Terremark Worldwide, Inc.(1)	2,488,228	3,226,500
169,000	Time Warner Telecom, Inc., Cl A(1)	2,856,607	3,712,930

		26,178,421	40,803,460

	Communications Equipment (5.62%)
79,000	QUALCOMM, Inc.	2,983,090	3,338,540
79,000	Research in Motion, Ltd.(1)(2)	2,168,285	7,785,450

		5,151,375	11,123,990

	Computer Technology (3.95%)
51,000	Apple, Inc.(1)	2,570,902	7,830,540

	Consulting (2.10%)
170,000	Gartner, Inc.(1)	4,172,561	4,158,200

	Consumer Products (0.89%)
55,000	Shutterfly, Inc.(1)	786,427	1,755,050

	Consumer Services (4.66%)
86,000	eBay, Inc.(1)	1,150,197	3,355,720
51,500	MercadoLibre, Inc.(1)(2)	927,000	1,886,445
45,000	priceline.com, Inc.(1)	909,613	3,993,750

		2,986,810	9,235,915

	Energy Services (0.54%)
83,000	Medis Technologies, Ltd.(1)	1,866,494	1,079,000

	Financial Services — Brokerage & Exchanges (11.16%)
360,000	Charles Schwab Corp.	4,114,826	7,776,000
12,250	CME Group, Inc. (formerly Chicago
	Mercantile Exchange Holdings,
	Inc., Cl A)	3,062,226	7,195,037
19,500	IntercontinentalExchange, Inc.(1)	2,688,873	2,962,050
87,000	optionsXpress Holdings, Inc.	1,629,541	2,274,180
162,500	TradeStation Group, Inc.(1)	1,744,754	1,896,375

		13,240,220	22,103,642

Shares		Cost	Value
Common Stocks (continued)

	Financial Services — Miscellaneous (2.68%)
65,000	Bankrate, Inc.(1)	$2,550,751	$2,997,800
62,000	Redecard SA, GDR 144A(1)(2)	2,066,599	2,306,822

		4,617,350	5,304,622

	Gaming Services (1.38%)
72,500	Scientific Games Corp., Cl A(1)	2,505,845	2,726,000

	Healthcare Services (2.04%)
37,500	athenahealth, Inc.(1)	675,000	1,271,625
195,000	HLTH Corp.(1)	2,692,341	2,763,150

		3,367,341	4,034,775

	Information Services (1.24%)
17,500	BladeLogic, Inc.(1)	297,500	448,700
195,000	Dice Holdings, Inc.(1)	2,444,111	2,004,600

		2,741,611	2,453,300

	Information Technology Services (2.15%)
40,000	Fiserv, Inc.(1)	1,997,284	2,034,400
50,000	VeriFone Holdings, Inc.(1)	1,044,299	2,216,500

		3,041,583	4,250,900

	Leisure (3.78%)
120,000	Activision, Inc.(1)	1,653,134	2,590,800
87,500	Electronic Arts, Inc.(1)	4,662,803	4,899,125

		6,315,937	7,489,925

	Media (11.04%)
30,000	Central European Media Enterprises, Ltd., Cl A(1)(2)	2,110,846	2,751,300
200,700	Comcast Corp., Cl A(1)	3,438,499	4,808,772
90,000	Knot, Inc.(1)	1,974,970	1,913,400
40,000	Lamar Advertising Co., Cl A(1)	2,356,381	1,958,800
185,000	News Corp., Cl A	3,269,588	4,068,150
185,400	TechTarget, Inc.(1)	2,474,251	3,133,260
120,000	Yahoo!, Inc.(1)	2,120,135	3,220,800

		17,744,670	21,854,482

	Printing and Publishing (0.57%)
30,000	VistaPrint, Ltd.(1)(2)	913,893	1,121,100

	Real Estate (2.89%)
52,500	CoStar Group, Inc.(1)	1,791,166	2,806,125
1,060,000	Move, Inc.(1)	3,201,955	2,925,600

		4,993,121	5,731,725

	Retail — Specialty Stores (0.81%)
35,000	Best Buy Co., Inc.	1,521,319	1,610,700

	Software (3.91%)
72,500	Allscripts Healthcare Solutions, Inc.(1)	1,866,700	1,959,675
200,000	Nuance Communications, Inc.(1)	2,571,261	3,862,000
22,500	VMware, Inc., Cl A(1)	652,500	1,912,500

		5,090,461	7,734,175

Total Common Stocks		126,346,647	187,540,916

20	See Notes to Financial Statements.

September 30, 2007	Baron iOpportunity Fund

STATEMENT OF NET ASSETS (CONTINUED)

 September 30, 2007

Shares		Cost	Value
Warrants (0.00%)

	Media
200,000	Loudeye Corp. Warrants Exp 12/23/2010(1)(3)	$0	$0

Principal Amount
Short Term Investments (4.60%)

	Short Term Money Market Instruments
$9,116,387	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/28/2007, 3.85% due 10/01/2007; Proceeds at maturity – $9,119,312; (Fully collateralized by U.S. Treasury Note, 4.625% due 02/15/2017; Market value $9,299,225)	9,116,387	9,116,387

	Total Investments (99.32%)	$135,463,034	196,657,303

	Cash and Other Assets Less Liabilities (0.68%)		1,346,648

	Net Assets (Equivalent to $13.01 per share based on 15,216,269 shares outstanding)		$198,003,951

%	Represents percentage of net assets.
(1)	Non-income producing securities.
(2)	Foreign domiciled corporation.
(3)	See Note 7 regarding restricted and fair valued securities.
GDR	Global Depositary Receipt.
144A

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

See Notes to Financial Statements.	21

Baron Fifth Avenue Growth Fund	September 30, 2007

STATEMENT OF NET ASSETS

 September 30, 2007

Shares		Cost	Value
Common Stocks (98.72%)

	Advertising Services (3.09%)
6,000	Google, Inc., Cl A(1)	$1,842,053	$3,403,620

	Business Services (6.13%)
46,000	Automatic Data Processing, Inc.	1,830,909	2,112,780
16,000	Ecolab, Inc.	700,606	755,200
24,000	FedEx Corp.	2,625,349	2,514,000
44,999	Iron Mountain, Inc.(1)	881,809	1,371,569

		6,038,673	6,753,549

	Communications (5.30%)
20,000	America Movil S.A.B. de C.V., Series L, ADR(2)	1,251,485	1,280,000
84,000	American Tower Corp., Cl A(1)	1,996,605	3,657,360
11,000	NII Holdings, Inc.(1)	855,064	903,650

		4,103,154	5,841,010

	Computer Technology (5.07%)
22,000	Apple, Inc.(1)	1,034,805	3,377,880
75,000	Microsoft Corp.	1,706,020	2,209,500

		2,740,825	5,587,380

	Consumer Products (14.32%)
35,000	Cadbury Schweppes plc, ADR(2)	1,318,807	1,628,200
53,000	Diageo plc, ADR(2)	3,563,654	4,649,690
88,000	Groupe Danone, ADR(2)	1,435,803	1,385,481
56,000	PepsiCo, Inc.	3,369,336	4,102,560
57,000	Procter & Gamble Co.	3,129,847	4,009,380

		12,817,447	15,775,311

	Consumer Services (0.38%)
20,000	Western Union Co.	433,523	419,400

	Distribution (1.44%)
35,000	Fastenal Co.	1,304,146	1,589,350

	Energy Services (9.49%)
39,000	Diamond Offshore Drilling, Inc.	3,099,419	4,418,310
37,000	Transocean, Inc.(1)	2,857,092	4,182,850
30,000	XTO Energy, Inc.	1,815,580	1,855,200

		7,772,091	10,456,360

	Financial Services — Asset Management (3.04%)
38,000	AllianceBernstein Holding L.P.	2,073,784	3,346,660

	Financial Services — Banking (3.20%)
70,000	Wells Fargo & Company	2,464,216	2,493,400
15,000	Zions Bancorporation	1,050,350	1,030,050

		3,514,566	3,523,450

	Financial Services — Brokerage & Exchanges (5.61%)
150,000	Charles Schwab Corp.	1,861,969	3,240,000
5,000	CME Group, Inc. (formerly Chicago Mercantile Exchange Holdings, Inc., Cl A)	1,121,168	2,936,750

		2,983,137	6,176,750

	Financial Services — Insurance (1.07%)
10	Berkshire Hathaway, Inc., Cl A(1)	901,365	1,185,100

	Financial Services — Miscellaneous (3.77%)
70,000	American Express Co.	3,682,642	4,155,900

	Healthcare Services (0.21%)
4,000	Thermo Fisher Scientific, Inc.(1)	215,295	230,880

	Healthcare Services — Insurance (4.61%)
51,000	UnitedHealth Group, Inc.	2,022,289	2,469,930
33,000	WellPoint, Inc.(1)	1,957,458	2,604,360

		3,979,747	5,074,290

	Hotels and Lodging (1.27%)
23,000	Starwood Hotels & Resorts Worldwide, Inc.	1,313,981	1,397,250

Shares		Cost	Value
Common Stocks (continued)

	Industrial Services (1.02%)
12,000	3M Co.	$1,079,098	$1,122,960

	Media (6.97%)
135,000	Comcast Corp., Cl A(1)	3,103,632	3,234,600
35,000	Lamar Advertising Co., Cl A(1)	1,920,902	1,713,950
55,000	News Corp., Cl A	828,958	1,209,450
30,000	Time Warner, Inc.	562,557	550,800
36,000	Yahoo!, Inc.(1)	936,690	966,240

		7,352,739	7,675,040

	Real Estate — REITs (0.30%)
3,000	Vornado Realty Trust	129,901	328,050

	Recreation and Resorts (7.73%)
26,000	Las Vegas Sands Corp.(1)	787,824	3,468,920
40,000	Marriott International, Inc., Cl A	1,249,597	1,738,800
21,000	Wynn Resorts, Ltd.(1)	1,427,229	3,308,760

		3,464,650	8,516,480

	Retail — Consumer Staples (9.27%)
70,000	CVS Caremark Corp.	2,299,354	2,774,100
85,000	Macy’s, Inc.	3,179,515	2,747,200
43,000	Target Corp.	1,968,604	2,733,510
40,000	Whole Foods Market, Inc.	2,092,638	1,958,400

		9,540,111	10,213,210

	Retail — Specialty Stores (5.43%)
6,000	Bed Bath & Beyond, Inc.(1)	199,528	204,720
50,000	Coach, Inc.(1)	1,060,978	2,363,500
65,000	Home Depot, Inc.	2,499,854	2,108,600
25,000	Tiffany & Co.	785,845	1,308,750

		4,546,205	5,985,570

Total Common Stocks		81,829,133	108,757,570

Principal Amount
Short Term Investments (0.30%)

	Short Term Money Market Instruments
$325,631	Repurchase Agreement with Fixed Income Clearing Corp., dated 09/28/2007, 3.85% due 10/01/2007; Proceeds at maturity – $325,735; (Fully collateralized by U.S. Treasury Bond, 8.125% due 08/15/2019; Market value $335,325)	325,631	325,631

Total Investments (99.02%)		$82,154,764	109,083,201

Cash and Other Assets Less Liabilities (0.98%)			1,081,893

Net Assets (Equivalent to $14.12 per share based on 7,800,699 shares outstanding)			$110,165,094

%	Represents percentage of net assets.
(1)	Non-income producing securities.
(2)	Foreign domiciled corporation.
ADR	American Depositary Receipt.

22	See Notes to Financial Statements.

September 30, 2007	Baron Funds

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2007

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Assets:
Investments in securities, at cost
Unaffiliated investments	$2,468,080,078	$4,238,926,074	$2,045,633,997	$135,463,034	$82,154,764
“Affiliated” investments	82,527,747	417,380,515	416,698,115	—	—
Investments in securities, at value
Unaffiliated investments	$4,160,219,335	$6,296,455,684	$3,088,534,790	$196,657,303	$109,083,201
“Affiliated” investments	307,917,000	649,785,495	446,934,645	—	—
Cash	470,895	1,093,480	2,744,815	922,307	—
Receivable for securities sold	30,556,486	128,445,348	17,154,412	692,535	1,382,518
Receivable for shares sold	3,659,016	11,347,313	3,023,327	364,996	84,789
Dividends and interest receivable	2,401,192	1,898,234	2,418,980	14,025	142,715
Prepaid expenses	20,121	32,968	17,093	858	676

	4,505,244,045	7,089,058,522	3,560,828,062	198,652,024	110,693,899

Liabilities:
Payable for securities purchased	7,423,758	5,925,532	33,273,917	—	325,947
Payable for shares redeemed	29,456,426	6,635,811	4,783,193	556,670	118,470
Due to custodian bank	—	—	—	—	9,260
Accrued expenses and other payables	408,422	610,405	401,211	91,403	75,128

	37,288,606	13,171,748	38,458,321	648,073	528,805

Net Assets	$4,467,955,439	$7,075,886,774	$3,522,369,741	$198,003,951	$110,165,094

Net Assets consist of:
Capital paid-in	$2,411,883,668	$4,480,545,231	$2,258,760,209	$178,104,905	$76,072,001
Accumulated net investment loss	—	(38,925)	—	—	(6,725)
Accumulated net realized gain (loss) on investments	138,543,261	305,445,878	190,472,209	(41,295,223)	7,171,381
Net unrealized appreciation of investments	1,917,528,510	2,289,934,590	1,073,137,323	61,194,269	26,928,437

Net Assets	$4,467,955,439	$7,075,886,774	$3,522,369,741	$198,003,951	$110,165,094

Shares Outstanding ($.01 par value; indefinite shares authorized)	67,118,335	129,709,093	138,269,976	15,216,269	7,800,699

Net Asset Value Per Share	$66.57	$54.55	$25.47	$13.01	$14.12

See Notes to Financial Statements.	23

Baron Funds	September 30, 2007

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2007

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Investment income:
Income:
Interest	$10,862,770	$19,536,478	$4,782,600	$710,755	$129,131
Dividends - unaffiliated investments	35,931,663	32,911,625	34,350,269	600,485	1,445,678
Dividends - “affiliated” investments	—	—	288,750	—	—
Securities lending income	148,294	—	637,690	54,996	—
Taxes withheld on dividends	(97,987)	(12,623)	(2,250)	—	(3,890)

Total income	46,844,740	52,435,480	40,057,059	1,366,236	1,570,919

Expenses:
Investment advisory fees	40,033,325	64,180,072	32,879,001	1,691,533	1,232,114
Distribution fees	10,008,331	16,045,018	8,219,750	422,883	308,028
Reports to shareholders	1,139,288	2,271,300	1,068,600	85,750	28,340
Shareholder servicing agent fees and expenses	821,104	968,787	532,015	120,347	43,220
Proxy expenses	1,186,042	—	—	—	—
Professional fees	103,620	142,295	94,805	35,582	30,078
Custodian fees	104,180	174,530	198,860	19,344	13,238
Registration and filing fees	101,175	149,925	91,670	39,180	19,368
Trustee fees and expenses	87,292	137,225	70,002	3,564	2,623
Miscellaneous expenses	87,745	141,231	75,119	4,303	3,595

Total operating expenses	53,672,102	84,210,383	43,229,822	2,422,486	1,680,604
Expense offsets	(137,439)	(198,072)	(79,430)	(21,307)	(5,563)

Net expenses	53,534,663	84,012,311	43,150,392	2,401,179	1,675,041

Net investment loss	(6,689,923)	(31,576,831)	(3,093,333)	(1,034,943)	(104,122)

Realized and unrealized gain (loss) on investments:
Net realized gain on investments sold - unaffiliated investments	138,797,928	308,232,688	228,361,043	19,441,553	8,706,631
Net realized gain (loss) on investments sold - “affiliated” investments	—	29,886,683	(12,477,133)	—	—
Net change in unrealized appreciation/(depreciation) of investments	554,958,141	865,493,925	436,676,351	24,756,707	8,921,553

Net gain on investments	693,756,069	1,203,613,296	652,560,261	44,198,260	17,628,184

Net increase in net assets resulting from operations	$687,066,146	$1,172,036,465	$649,466,928	$43,163,317	$17,524,062

24	See Notes to Financial Statements.

September 30, 2007	Baron Funds

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEAR ENDED SEPTEMBER 30

	Baron Asset Fund		Baron Growth Fund		Baron Small Cap Fund
	2007	2006	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(6,689,923)	$(15,197,766)	$(31,576,831)	$(32,610,987)	$(3,093,333)	$(22,100,873)
Net realized gain	138,797,928	274,508,929	338,119,371	286,829,531	215,883,910	366,155,287
Net change in unrealized appreciation/(depreciation)	554,958,141	63,584,112	865,493,925	101,599,114	436,676,351	(202,585,115)

Increase in net assets resulting from operations	687,066,146	322,895,275	1,172,036,465	355,817,658	649,466,928	141,469,299

Distributions to shareholders from:
Net realized gain on investments	(266,497,466)	(136,438,779)	(285,910,925)	(222,904,672)	(372,128,469)	(89,572,056)

Decrease in net assets from distributions to shareholders	(266,497,466)	(136,438,779)	(285,910,925)	(222,904,672)	(372,128,469)	(89,572,056)

Capital share transactions:
Proceeds from the sale of shares	1,215,485,090	823,269,479	1,713,788,260	963,307,597	703,299,928	693,848,554
Net asset value of shares issued in reinvestment of dividends	256,514,493	134,216,963	277,672,917	215,723,575	353,558,000	85,550,454
Cost of shares redeemed	(790,204,725)	(465,792,862)	(1,117,535,772)	(1,001,257,192)	(733,478,669)	(738,216,838)

Increase (decrease) in net assets derived from capital share transactions	681,794,858	491,693,580	873,925,405	177,773,980	323,379,259	41,182,170
Redemption fees	—	—	—	—	—	—

Increase (decrease) in net assets	1,102,363,538	678,150,076	1,760,050,945	310,686,966	600,717,718	93,079,413

Net Assets:
Beginning of year	3,365,591,901	2,687,441,825	5,315,835,829	5,005,148,863	2,921,652,023	2,828,572,610
End of year	$4,467,955,439	$3,365,591,901	$7,075,886,774	$5,315,835,829	$3,522,369,741	$2,921,652,023

Accumulated net investment income (loss) at end of year	$—	$—	$(38,925)	$389,299	$—	$—

Shares:
Shares sold	19,421,982	14,107,703	33,177,545	20,204,279	29,268,472	29,041,647
Shares issued on reinvestment of dividends	4,330,089	2,355,924	5,606,156	4,696,794	15,602,736	3,768,729
Shares redeemed	(12,653,150)	(7,993,965)	(21,635,413)	(21,247,341)	(30,439,690)	(31,507,553)

Net increase (decrease)	11,098,921	8,469,662	17,148,288	3,653,732	14,431,518	1,302,823

See Notes to Financial Statements.	25

Baron Funds	September 30, 2007

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEAR ENDED SEPTEMBER 30

	Baron iOpportunity Fund		Baron Fifth Avenue Growth Fund
	2007	2006	2007	2006
Increase (Decrease) in Net Assets:
Operations:
Net investment loss	$(1,034,943)	$(399,745)	$(104,122)	$(206,651)
Net realized gain	19,441,553	22,647,489	8,706,631	118,363
Net change in unrealized appreciation/(depreciation)	24,756,707	(8,631,960)	8,921,553	5,955,961

Increase in net assets resulting from operations	43,163,317	13,615,784	17,524,062	5,867,673

Distributions to shareholders from:
Net realized gain on investments	—	—	—	—

Decrease in net assets from distributions to shareholders	—	—	—	—

Capital share transactions:
Proceeds from the sale of shares	44,723,954	31,391,046	23,590,508	87,338,016
Net asset value of shares issued in reinvestment of dividends	—	—	—	—
Cost of shares redeemed	(35,294,788)	(45,344,656)	(54,208,224)	(66,484,035)

Increase (decrease) in net assets derived from capital share transactions	9,429,166	(13,953,610)	(30,617,716)	20,853,981
Redemption fees	41,559	29,348	—	—

Increase (decrease) in net assets	52,634,042	(308,478)	(13,093,654)	26,721,654

Net Assets:
Beginning of year	145,369,909	145,678,387	123,258,748	96,537,094

End of year	$198,003,951	$145,369,909	$110,165,094	$123,258,748

Accumulated net investment income
(loss) at end of year	$—	$—	$(6,725)	$—

Shares:
Shares sold	3,820,656	3,183,604	1,781,515	7,236,439
Shares issued on reinvestment of dividends	—	—	—	—
Shares redeemed	(3,069,044)	(4,615,816)	(4,064,593)	(5,500,144)

Net increase (decrease)	751,612	(1,432,212)	(2,283,078)	1,736,295

26	See Notes to Financial Statements.

September 30, 2007	Baron Funds

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION.

Baron Investment Funds Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Massachusetts business trust on February 19, 1987. The Trust currently offers five series (individually a “Fund” and collectively the “Funds”): Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund, and Baron Fifth Avenue Growth Fund. Prior to October 22, 2004, the name of the Trust was Baron Asset Fund.

The investment objectives of the Funds are as follows:

Baron Asset Fund seeks capital appreciation through long-term investments primarily in securities of medium sized growth companies with undervalued assets or favorable growth prospects. Prior to February 15, 2007, the Fund’s objective was to invest in small and medium sized companies.

Baron Growth Fund seeks capital appreciation through long-term investments primarily in the securities of small growth companies.

Baron Small Cap Fund seeks capital appreciation through investments primarily in securities of small companies.

Baron iOpportunity Fund seeks capital appreciation through investments in growth businesses that benefit from technology advances.

Baron Fifth Avenue Growth Fund seeks capital appreciation through investments primarily in the securities of larger growth companies.

2. SIGNIFICANT ACCOUNTING POLICIES.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

a) Security Valuation. Portfolio securities traded on any national stock exchange are valued based on the last sale price. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. Securities traded in foreign markets are valued using prices reported by local foreign markets and translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time the net asset value is determined. Where market quotations are not readily available, or in the Adviser’s judgment, they do not accurately reflect fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the securities will be valued by the Adviser using procedures established by the Board of Trustees. The Adviser has a fair valuation committee comprised of senior executives and members of the Board. Factors the committee uses include whether a current price is stale, there is recent news, the security is thinly traded, transactions are infrequent, or quotations are genuine. There can be no assurance, however, that a fair valuation used by the Funds on any given day will more accurately reflect the market value of an investment than the closing price of such investment in its market. Debt instruments having a remaining maturity greater than sixty days will be valued at the highest bid price from the dealer maintaining an active market in that security or on the basis of prices obtained from a pricing service approved by the Board of Trustees. Money market instruments held by the Funds with a remaining maturity of sixty days or less are valued at amortized cost, which approximates value.

b) Foreign Currency Translations. Values of investments denominated in foreign currencies are translated into U.S. dollars using the mean of the bid and offer prices of such currencies at the time net asset value is determined. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

c) Securities Transactions, Investment Income, Expense Allocation and Expense Offsets. Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis which includes the accretion of discounts and amortization of premiums. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and return of capital. The Funds originally estimate the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets. The Funds’ expenses were reduced by expense offsets from an unaffiliated transfer agent. The Funds earned cash management credits which were used to reduce Shareholder servicing agent fees and expenses. These offsets are included in Expense offsets on the Statements of Operations.

27

Baron Funds	September 30, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (continued).

d) Securities Lending. The Funds may loan securities to certain brokers. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in Securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral at least equal to the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank, or securities issued or guaranteed by the U.S. government having a value at all times not less than 102% of the value of securities loaned. There were no securities on loan as of September 30, 2007.

For the year ended September 30, 2007, Baron Asset Fund, Baron Small Cap Fund, and Baron iOpportunity Fund had securities lending income of $148,294, $637,690, and $54,996, respectively which is included in the Statements of Operations.

e) Repurchase Agreements. Each Fund may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited.

f) Federal Income Taxes. Each Fund of the Trust is treated as a separate entity for federal income tax purposes. It is the policy of each Fund to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income, including net realized capital gains, if any, to its shareholders. No federal income tax provision is therefore required.

g) Restricted Securities. The Funds invest in securities which are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued at fair value as determined in good faith by the Board of Trustees.

h) Distributions. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for net operating losses, and wash sale losses deferred.

i) Short-term Trading Fee. Baron iOpportunity Fund imposes a 1% short-term trading fee on redemptions and exchanges of shares held for less than six months. The fee is retained by Baron iOpportunity for the benefit of the remaining shareholders to offset the administrative costs associated with processing redemptions and exchanges, offset the portfolio transaction costs and facilitate portfolio management. The fee is accounted for as an addition to capital paid-in.

j) Use of Estimates. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, and the amounts of income and expenses during the period. Actual results could differ from those estimates.

(k) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

(l) New Accounting Pronouncements. In July 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”), which clarifies the accounting for uncertainty in tax positions taken or expected to be taken in a tax return. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. Fin 48 will be applicable for the Funds in the first semi-annual report dated March 31, 2008, and is to be applied to all open tax years as of the date of effectiveness. Management is currently evaluating the impact, if any, of applying the various provisions of FIN 48.

In September 2006, FASB issued Statement of Financial Accounting Standards No. 157 (“SFAS 157”). SFAS 157, which defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, clarifies the definition of fair value within that framework, and expands disclosures about the use of fair value measurements. SFAS 157 is intended to increase consistency and comparability among fair value estimates used in financial reporting. SFAS 157 is effective for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact, if any, of applying the various provisions of SFAS 157.

28

September 30, 2007	Baron Funds

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended September 30, 2007 were as follows:

Fund	Purchases	Sales
Baron Asset Fund	$1,039,296,234	$506,653,080
Baron Growth Fund	1,520,326,087	1,286,658,898
Baron Small Cap Fund	1,161,656,895	1,248,500,604
Baron iOpportunity Fund	78,424,593	72,508,489
Baron Fifth Avenue Growth Fund	34,474,168	67,945,222

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

a) Investment Advisory Fees. BAMCO, Inc. (the “Adviser”), a wholly owned subsidiary of Baron Capital Group, Inc. (“BCG”), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee payable monthly from Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund and Baron iOpportunity Fund of 1% per annum of the average daily net assets of the respective Funds. Baron Fifth Avenue Growth Fund pays the Adviser 1% per annum for average daily net assets under $1 billion, 0.95% per annum for average daily net assets greater than $1 billion but less than $2 billion, 0.90% per annum for average daily net assets over $2 billion but less than $3 billion, 0.85% per annum for average daily net assets over $3 billion but less than $4 billion, and 0.80% per annum for average daily net assets greater than $4 billion. For Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund, the Adviser has contractually agreed to reduce its fee to the extent required to limit the operating expense to 1.50% and 1.40% of average daily net assets, respectively.

b) Distribution Fees. Baron Capital, Inc. (“BCI”), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the shares of the Funds pursuant to a distribution plan under Rule 12b-1 of the 1940 Act. The distribution plan authorizes the Funds to pay BCI a distribution fee equal on an annual basis to 0.25% of the Funds’ average daily net assets.

c) Trustee Fees. Certain Trustees of the Trust may be deemed to be affiliated with or interested persons (as defined by the 1940 Act) of the Funds’ Adviser or of BCI. None of the Trustees so affiliated received compensation for his or her services as a Trustee of the Trust. None of the Funds’ officers received compensation from the Funds.

d) Fund Accounting and Administration Fees. The Funds have entered into an agreement with the custodian bank to perform accounting and certain administrative services. The custodian bank is compensated for fund accounting based on a percentage of the Funds’ net assets, subject to certain minimums plus fixed annual fees for the administrative services.

5. LINE OF CREDIT.

The Funds have entered into a line of credit agreement with the custodian bank to be used for temporary purposes, primarily for financing redemptions. Each Fund may borrow up to the lesser of $100 million or the maximum amount each Fund may borrow under the Investment Company Act of 1940, the limitations included in each Fund’s prospectus, or any limit or restriction under any law or regulation to which each Fund was subject or any agreement to which each Fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the Funds may not exceed $100,000,000. Interest is charged to each Fund, based on its borrowings, at a rate per annum equal to the Federal Funds Rate plus a margin of 0.50%. A commitment fee of 0.08% per annum is incurred on the unused portion of the line of credit and is allocated to the participating Funds. During the year ended September 30, 2007, there were no loans outstanding under the line of credit.

6. LITIGATION.

An action is pending in the Southern District of New York brought by a shareholder of Baron Growth Fund and of Baron Small Cap Fund against these two Funds, their Trustees, and the distributor, Baron Capital, Inc. The action alleges improper imposition of 12b-1 fees on Funds that were partially closed to new investors and seeks compensatory damages and to enjoin further 12b-1 fees. A motion to dismiss the complaint is currently pending. Neither the outcome nor the possible liability to these two Funds can be determined at this point. No amounts have been accrued in these financial statements with respect to the damages sought by this litigation.

29

Baron Funds	September 30, 2007

7. RESTRICTED SECURITIES.

At September 30, 2007, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. At September 30, 2007, the Funds held investments in restricted and illiquid securities that were valued under approved methods as follows:

Baron Asset Fund	Acquisition Date(s)	Value
Name of Issuer

Common Stocks
Wynn Resorts, Ltd.	04/17/01	$218,447,108

Private Equity Investments
Apollo International, Inc. S-A CV Pfd.	07/21/99-10/03/02	0
Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)	09/27/06	52,000,000
Somerford Corp. S-A Conv. Pfd.	12/03/98-07/01/06	15,999,985

Total Restricted Securities: (Cost $85,096,174) (6.41% of Net Assets)		$286,447,093

Baron Growth Fund	Acquisition Date(s)	Value
Name of Issuer

Common Stocks
Wynn Resorts, Ltd.	04/22/02	$80,480,569

Private Equity Investments
EOS Airlines, Inc., Cl C	10/27/06	1,368,984
Fontainebleau Resorts, LLC	10/05/05-06/01/07	37,999,992
Island Global Yachting IV L.P.	06/22/07	803,600
Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)	09/27/06	74,000,000
Reliant Pharmaceuticals LLC, Series D	10/28/03	15,000,000

Total Restricted Securities: (Cost $135,167,555) (2.96% of Net Assets)		$209,653,145

Baron Small Cap Fund	Acquisition Date(s)	Value
Name of Issuer

Common Stocks
Linn Energy LLC	05/30/07	$9,085,800

Private Equity Investments
Kerzner Intl. Holdings, Ltd., Cl A (See Note 10)	09/27/06	35,000,000

Warrants
Casual Male Retail Group, Inc. Warrants Exp 07/02/2010	07/03/03	420,000

Total Restricted Securities: (Cost $45,099,000) (1.26% of Net Assets)		$44,505,800

Baron iOpportunity Fund	Acquisition Date(s)	Value
Name of Issuer

Warrants
Loudeye Corp. Warrants Exp 12/23/2010	12/22/04	$0

Total Restricted Securities: (Cost $0) (0.00% of Net Assets)		$0

30

September 30, 2007	Baron Funds

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS.

Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Net investment loss and realized and unrealized gains and losses differ for financial statement and tax purposes due to differing treatment of wash sale losses deferred and net investment losses. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

For the year ended September 30, 2007, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and capital paid-in relate primarily to the tax treatment of net investment losses. Results of operations and net assets were not affected by these reclassifications.

Fund	Accumulated Net Investment Loss	Accumulated Net Realized Gain/(Loss)	Capital Paid-In
Baron Asset Fund	$6,689,923	$(66,989)	$(6,622,934)
Baron Growth Fund	31,148,607	—	(31,148,607)
Baron Small Cap Fund	3,093,333	(3,093,333)	—
Baron iOpportunity Fund	1,034,943	2	(1,034,945)
Baron Fifth Avenue Growth Fund	97,397	(91,316)	(6,081)

As of September 30, 2007, the components of net assets on a tax basis were as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
Cost of investments	$2,550,662,943	$4,673,988,889	$2,462,972,707	$137,783,007	$82,601,954

Gross tax unrealized appreciation	$1,972,939,485	$2,437,824,030	$1,222,834,290	$63,033,836	$27,930,497
Gross tax unrealized depreciation	(55,466,093)	(165,571,740)	(150,337,562)	(4,159,540)	(1,449,250)

Net tax unrealized appreciation	1,917,473,392	2,272,252,290	1,072,496,728	58,874,296	26,481,247
Undistributed net investment income	—	—	15,036,612	—	—
Accumulated net realized gain	138,598,379	323,128,178	176,076,192	—	7,618,571
Other temporary differences	—	(38,925)	—	—	(6,725)
Capital loss carryforwards	—	—	—	(38,975,250)	—
Capital paid-in	2,411,883,668	4,480,545,231	2,258,760,209	178,104,905	76,072,001

Net Assets	$4,467,955,439	$7,075,886,774	$3,522,369,741	$198,003,951	$110,165,094

The Funds had capital loss carryforward expiring as follows:

	Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund	Baron iOpportunity Fund	Baron Fifth Avenue Growth Fund
2010	$—	$—	$—	$(17,163,346)	$—
2011	—	—	—	(21,811,904)	—

	$—	$—	$—	$(38,975,250)	$—

Capital loss carryforward utilized during the year ended September 30, 2007	$—	$—	$—	$19,252,888	$661,500

31

Baron Funds	September 30, 2007

(8) INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued).

The tax character of distributions paid during the fiscal years ended September 30, 2007 and September 30, 2006 was as follows:

	September 30, 2007		September 30, 2006
Fund	Ordinary	Long Term Capital Gain	Ordinary	Long Term Capital Gain
Baron Asset Fund	$ —	$266,497,466	$ —	$136,438,779
Baron Growth Fund	—	285,910,925	—	222,904,672
Baron Small Cap Fund	—	372,128,469	—	89,572,056
Baron iOpportunity Fund	—	—	—	—
Baron Fifth Avenue Growth Fund	—	—	—	—

9. TRANSACTIONS IN “AFFILIATED” COMPANIES(1).

BARON ASSET FUND

Name of Issuer	Balance of Shares Held on Sept. 30, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on Sept. 30, 2007	Value Sept. 30, 2007	Dividend Income Oct. 1, 2006- Sept. 30, 2007
Alexander’s, Inc.	314,000			314,000	$121,047,000
Apollo International, Inc. S-A Conv. Pfd.	105,264			105,264	—
Vail Resorts, Inc.	3,000,000			3,000,000	186,870,000

Total investments in “affiliates” (6.89% of Net Assets)					$307,917,000	$0

(1)

An “Affiliated” Company, as defined in the Investment Company Act of 1940, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2007.

BARON GROWTH FUND

Name of Issuer	Balance of Shares Held on Sept. 30, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on Sept. 30, 2007	Value Sept. 30, 2007	Dividend Income Oct. 1, 2006- Sept. 30, 2007
AMERIGROUP, Corp.(2)	3,700,000	150,000	1,350,000	2,500,000	—
Blue Nile, Inc.	875,000		75,000	800,000	$75,296,000
Centene Corp.(2)	3,000,000		1,600,000	1,400,000	—
Center Financial Corp.(2)	850,000		203,832	646,168	—
Cheesecake Factory, Inc.	3,021,200	653,800		3,675,000	86,252,250
Chemed Corp.	1,350,000			1,350,000	83,916,000
DeVry, Inc.	3,700,000			3,700,000	136,937,000
Encore Acquisition Co.	3,400,000		300,000	3,100,000	98,115,000
Peet’s Coffee & Tea, Inc.	700,000			700,000	19,537,000
Ralcorp Holdings, Inc.	1,400,000			1,400,000	78,148,000
Select Comfort Corp.	2,700,000		300,000	2,400,000	33,480,000
Steiner Leisure, Ltd.	—	877,978		877,978	38,104,245
Symyx Technologies, Inc.(2)	1,650,000		1,250,000	400,000	—

Total investments in “affiliates” (9.18% of Net Assets)					$649,785,495	$0

(1)

An “Affiliated” Company, as defined in the Investment Company Act of 1940, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2007.

(2)	As of September 30, 2007, no longer an affiliate.

32

September 30, 2007	Baron Funds

9. TRANSACTIONS IN “AFFILIATED” COMPANIES(1) (continued).

BARON SMALL CAP FUND

Name of Issuer	Balance of Shares Held on Sept. 30, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held on Sept. 30, 2007	Value Sept. 30, 2007	Dividend Income Oct. 1, 2006- Sept. 30, 2007
AeroVironment, Inc.	—	1,500,000		1,500,000	$34,515,000
AFC Enterprises, Inc.	2,250,000			2,250,000	33,862,500
Build-A-Bear Workshop, Inc.	—	1,250,000		1,250,000	22,200,000
Cash Systems, Inc.	1,500,000		500,000	1,000,000	5,270,000
Casual Male Retail Group, Inc.(3)	1,157,503	1,407,353		2,564,856	22,981,110
Casual Male Retail Group, Inc., Warrants Exp 04/26/2007(4)	1,407,353		1,407,353	—	—
Casual Male Retail Group, Inc., Warrants Exp 07/02/2010	100,000			100,000	420,000
Design Within Reach, Inc.	675,000	225,000		900,000	4,284,000
DTS, Inc.	1,625,000		125,000	1,500,000	45,555,000
Great Wolf Resorts, Inc.	2,750,000	134,000		2,884,000	35,646,240
Iconix Brand Group, Inc.	2,500,000	750,000		3,250,000	77,317,500
Kensey Nash Corp.	950,000		950,000	—	—
MarineMax, Inc.(2)	1,650,000		750,000	900,000	—
Measurement Specialties, Inc.	1,000,000		1,000,000	—	—
National CineMedia, Inc.	—	2,250,000		2,250,000	50,400,000	$288,750
NuCO2, Inc.	1,250,000	250,000		1,500,000	38,610,000
Smart Balance, Inc. (formerly Boulder Specialty Brands, Inc.)	—	1,671,000		1,671,000	20,620,140
Smart Balance, Inc., Units (formerly Boulder Specialty Brands, Inc., Units)	—	525,000		525,000	9,723,000
Smart Balance, Inc. (formerly Boulder Specialty Brands, Inc.) Warrants Exp 12/16/2009	—	129,000		129,000	797,220
Stanley, Inc.	—	1,623,700		1,623,700	44,732,935

Total investments in “affiliates” (12.69% of Net Assets)					$446,934,645	$288,750

(1)

An “Affiliated” Company, as defined in the Investment Company Act of 1940, is a company in which a Fund held 5% or more of the company’s outstanding voting securities at any time during the year ended September 30, 2007.

(2)	As of September 30, 2007, no longer an affiliate.
(3)	Increase due to exercise of warrants.
(4)	Decrease due to exercise of warrants.

10. COMMITMENTS AND CONTINGENCIES.

On September 27, 2006, Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund, in connection with its investment in Kerzner International Holdings Limited (“Kerzner”), each agreed to guarantee (“Windstorm Guarantee”) its proportionate share (based on each Fund’s ownership interests in Kerzner), of certain obligations relating to amounts that may become payable due to wind or storm damage at Kerzner’s Bahamian properties to the lenders that financed the Kerzner acquisition. The maximum amounts of potential future payments by each Fund would be $4,450,483 for Baron Asset Fund, $6,323,021 for Baron Growth Fund, and $2,988,365 for Baron Small Cap Fund. The Windstorm Guarantee will expire June 2009. Baron Asset Fund, Baron Growth Fund and Baron Small Cap Fund have segregated securities valued in excess of the guarantee amount to meet these contingencies.

In addition, Baron Growth Fund has committed to purchase up to $5,000,000 of Island Global Yachting IV L.P. As of September 30, 2007, Baron Growth Fund has funded $803,570 against this commitment.

33

Baron Funds	September 30, 2007

FINANCIAL HIGHLIGHTS

BARON ASSET FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2007		2006	2005	2004	2003	2002	2001	2000		1999		1998
Net asset value, beginning of year	$60.08		$56.52	$47.89	$40.05	$35.65	$40.22	$63.35	$51.57		$39.96		$47.43

Income from investment operations:
Net investment income (loss)	(0.10	)(1)	(0.27)	(0.46)	(0.43)	(0.46)	(0.55)	(0.65)	(0.76)		(0.30)		0.05
Net realized and unrealized gain (loss) on investments	11.27		6.64	12.08	8.27	6.04	0.05	(17.87)	12.53		11.94		(7.52)

Total from investment operations	11.17		6.37	11.62	7.84	5.58	(0.50)	(18.52)	11.77		11.64		(7.47)

Less distributions to shareholders from:
Net investment income	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00		(0.04)		0.00
Net realized gain on investments	(4.68)		(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00		0.00		0.00

Total distributions	(4.68)		(2.81)	(2.99)	0.00	(1.18)	(4.07)	(4.61)	0.00		(0.04)		0.00

Capital contribution	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.01		0.01		0.00

Net asset value, end of year	$66.57		$60.08	$56.52	$47.89	$40.05	$35.65	$40.22	$63.35		$51.57		$39.96

Total return	19.56%		11.54%	25.21%	19.58%	16.11%	(2.54)%	(31.16)%	22.84	%(3)	29.16	%(4)	(15.75)%

Ratios/Supplemental data:
Net assets (in millions), end of year	$4,468.0		$3,365.6	$2,687.4	$2,002.4	$1,957.2	$2,055.2	$2,692.3	$4,917.4		$5,863.1		$4,410.5
Ratio of total expenses to average net assets	1.34	%(2)	1.33%	1.34%	1.34%	1.34%	1.35%	1.37%	1.36%		1.31%		1.32%
Less: Ratio of interest expense to average net assets	0.00%		0.00%	0.00%	0.00%	0.00%	(0.02)%	(0.01)%	(0.03)%		0.00%		0.00%

Ratio of operating expenses to average net assets	1.34%		1.33%	1.34%	1.34%	1.34%	1.33%	1.36%	1.33%		1.31%		1.32%

Ratio of net investment income (loss) to average net assets	(0.17)%		(0.49)%	(0.91)%	(0.90)%	(1.14)%	(1.16)%	(1.14)%	(1.09)%		(0.57)%		0.11%
Portfolio turnover rate	13.39%		21.87%	11.47%	19.57%	27.95%	6.01%	4.33%	2.51%		15.64%		23.43%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%.
(3)	Had the Adviser not made the capital contribution, the Fund’s performance would have been reduced by 0.02%.
(4)	Had the Adviser not made the capital contribution, the Fund’s performance would have been reduced by 0.03%.

34	See Notes to Financial Statements.

September 30, 2007	Baron Funds

FINANCIAL HIGHLIGHTS (continued)

BARON GROWTH FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2007		2006	2005	2004	2003	2002	2001	2000	1999	1998
Net asset value, beginning of year	$47.23		$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$29.06	$20.32	$24.89

Income from investment operations:
Net investment income (loss)	(0.25	)(1)	(0.29)	(0.29)	(0.30)	(0.25)	(0.23)	(0.22)	(0.26)	(0.04)	0.06
Net realized and unrealized gain (loss) on investments	10.11		3.61	7.33	6.57	5.94	1.65	(1.67)	5.34	8.82	(4.56)

Total from investment operations	9.86		3.32	7.04	6.27	5.69	1.42	(1.89)	5.08	8.78	(4.50)

Less distributions to shareholders from:
Net investment income	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	(0.04)	(0.02)
Net realized gain on investments	(2.54)		(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)	0.00	(0.05)

Total distributions	(2.54)		(2.05)	0.00	0.00	0.00	(1.64)	(3.19)	(1.88)	(0.04)	(0.07)

Net asset value, end of year	$54.55		$47.23	$45.96	$38.92	$32.65	$26.96	$27.18	$32.26	$29.06	$20.32

Total return	21.41%		7.36%	18.09%	19.20%	21.11%	5.02%	(6.06)%	18.63%	43.21%	(18.11)%

Ratios/Supplemental data:
Net assets (in millions), end of year	$7,075.9		$5,315.8	$5,005.1	$3,135.6	$2,185.4	$1,030.3	$512.3	$533.4	$439.4	$315.6
Ratio of total expenses to average net assets	1.31	%(2)	1.31%	1.31%	1.33%	1.36%	1.35%	1.36%	1.36%	1.40%	1.43%
Less: Ratio of interest expense to average net assets	0.00%		0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	(0.03)%	(0.06)%

Ratio of operating expenses to average net assets	1.31%		1.31%	1.31%	1.33%	1.36%	1.35%	1.36%	1.36%	1.37%	1.37%

Ratio of net investment income (loss) to average net assets	(0.49)%		(0.61)%	(0.73)%	(0.89)%	(1.11)%	(1.02)%	(0.79)%	(0.78)%	(0.20)%	0.21%
Portfolio turnover rate	21.37%		21.27%	15.50%	27.15%	32.63%	18.31%	34.94%	39.00%	53.36%	40.38%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%

BARON SMALL CAP FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2007		2006	2005	2004	2003	2002	2001	2000	1999	1998
Net asset value, beginning of year	$23.59		$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$13.37	$8.61	$10.00

Income from investment operations:
Net investment loss	(0.02	)(1)	(0.18)	(0.10)	(0.15)	(0.11)	(0.14)	(0.11)	(0.16)	(0.10)	(0.02)
Net realized and unrealized gain (loss) on investments	4.96		1.43	4.55	2.07	4.02	1.18	(2.87)	2.84	4.86	(1.37)

Total from investment operations	4.94		1.25	4.45	1.92	3.91	1.04	(2.98)	2.68	4.76	(1.39)

Less distributions to shareholders from:
Net investment income	0.00		0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Net realized gain on investments	(3.06)		(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00	0.00

Total distributions	(3.06)		(0.74)	(0.55)	0.00	(0.38)	0.00	(0.38)	0.00	0.00	0.00

Net asset value, end of year	$25.47		$23.59	$23.08	$19.18	$17.26	$13.73	$12.69	$16.05	$13.37	$8.61

Total return	22.54%		5.52%	23.56%	11.12%	29.20%	8.20%	(18.83)%	20.04%	55.28%	(13.90)%

Ratios/Supplemental data:
Net assets (in millions), end of year	$3,522.4		$2,921.7	$2,828.6	$1,782.1	$1,210.5	$719.1	$585.9	$879.5	$715.7	$403.7
Ratio of operating expenses to average net assets	1.31	%(2)	1.33%	1.33%	1.33%	1.36%	1.36%	1.35%	1.33%	1.34%	1.39%
Ratio of net investment loss to average net assets	(0.09)%		(0.73)%	(0.48)%	(0.88)%	(0.87)%	(0.97)%	(0.68)%	(0.90)%	(0.99)%	(0.20)%
Portfolio turnover rate	36.51%		39.99%	24.68%	32.92%	30.29%	55.07%	55.77%	53.18%	42.69%	59.68%

(1)	Based on average shares outstanding.
(2)	Benefit of expense reduction rounds to less than 0.01%

See Notes to Financial Statements.	35

Baron Funds	September 30, 2007

FINANCIAL HIGHLIGHTS (continued)

BARON iOPPORTUNITY FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2007		2006	2005		2004		2003		2002		2001		2000(2)
Net asset value, beginning of year	$10.05		$9.16	$7.58		$6.48		$3.63		$4.09		$8.76		$10.00

Income from investment operations:
Net investment income (loss)	(0.07	)(1)	(0.03)	(0.09)		(0.10)		(0.05)		(0.06)		(0.05)		0.03
Net realized and unrealized gain (loss) on investments	3.03		0.92	1.66		1.18		2.89		(0.40)		(4.59)		(1.28)

Total from investment operations	2.96		0.89	1.57		1.08		2.84		(0.46)		(4.64)		(1.25)

Less distributions to shareholders from:
Net investment income	0.00		0.00	0.00		0.00		0.00		0.00		(0.03)		0.00
Net realized gain on investments	0.00		0.00	0.00		0.00		0.00		0.00		0.00		0.00

Total distributions	0.00		0.00	0.00		0.00		0.00		0.00		(0.03)		0.00

Redemption fees added to capital paid-in	0.00	(3)	0.00 (3)	0.01		0.02		0.01		0.00	(3)	0.00	(3)	0.01

Net asset value, end of year	$13.01		$10.05	$9.16		$7.58		$6.48		$3.63		$4.09		$8.76

Total return	29.45	%(4)	9.72%	20.84	%(4)	16.98	%(4)	78.51	%(4)	(11.25	)%(4)	(53.14	)%(4)	(12.40	)%(4)(5)

Ratios/Supplemental data:
Net assets (in millions), end of year	$198.0		$145.4	$145.7		$133.9		$109.3		$57.5		$73.7		$188.2
Ratio of operating expenses to average net assets	1.43%		1.45%	1.52%		1.56%		1.67%		1.65%		1.55%		1.53	%(6)
Less: Expense reimbursements and/or offsets	(0.01)%		0.00%	(0.02)%		(0.06)%		(0.17)%		(0.15)%		(0.05)%		(0.03	)%(6)

Ratio of net expenses to average net assets	1.42%		1.45%	1.50%		1.50%		1.50%		1.50%		1.50%		1.50	%(6)

Ratio of net investment income (loss) to average net assets	(0.61)%		(0.26)%	(1.01)%		(1.25)%		(1.18)%		(1.20)%		(0.75)%		0.46	%(6)
Portfolio turnover rate	46.20%		67.25%	83.64%		86.35%		89.72%		96.41%		123.30%		31.47	%(5)

(1)	Based on average shares outstanding.
(2)	For the period February 29, 2000 (Commencement of Operations) to September 30, 2000.
(3)	Less than $0.01 per share.
(4)	The total returns would have been lower had certain expenses not been reduced during the periods shown.
(5)	Not Annualized.
(6)	Annualized.

36	See Notes to Financial Statements.

September 30, 2007	Baron Funds

FINANCIAL HIGHLIGHTS (continued)

BARON FIFTH AVENUE GROWTH FUND

Selected data for a share outstanding throughout each year:

	Year Ended September 30,
	2007		2006	2005		2004(2)
Net asset value, beginning of year	$12.22		$11.56	$9.89		$10.00

Income from investment operations:
Net investment loss	(0.01	)(1)	(0.02)	(0.05)		(0.02)
Net realized and unrealized gain (loss) on investments	1.91		0.68	1.72		(0.09)

Total from investment operations	1.90		0.66	1.67		(0.11)

Less distributions to shareholders from:
Net investment income	0.00		0.00	0.00		0.00
Net realized gain on investments	0.00		0.00	0.00		0.00

Total distributions	0.00		0.00	0.00		0.00

Net asset value, end of year	$14.12		$12.22	$11.56		$9.89

Total return	15.55%		5.71%	16.89	%(3)	(1.10	)%(3)(4)

Ratios/Supplemental data:
Net assets (in millions), end of year	$110.2		$123.3	$96.5		$49.3
Ratio of operating expenses to average net assets	1.36	%(5)	1.39%	1.49%		1.67	%(6)
Less: Expense reimbursements and/or offsets	0.00%		0.00%	(0.09)%		(0.27	)%(6)

Ratio of net expenses to average net assets	1.36%		1.39%	1.40%		1.40	%(6)

Ratio of net investment loss to average net assets	(0.08)%		(0.16)%	(0.58)%		(0.79	)%(6)
Portfolio turnover rate	28.75%		105.77%	46.71%		7.58	%(4)

(1)	Based on average shares outstanding.
(2)	For the period April 30, 2004 (Commencement of Operations) to September 30, 2004.
(3)	The total returns would have been lower had certain expenses not been reduced during the periods shown.
(4)	Not Annualized.
(5)	Benefit of expense reduction rounds to less than 0.01%.
(6)	Annualized.

See Notes to Financial Statements.	37

Baron Funds	September 30, 2007

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

Baron Investment Funds Trust

In our opinion, the accompanying statements of assets and liabilities, including the statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Baron Investment Funds Trust, comprising, respectively, Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron iOpportunity Fund and Baron Fifth Avenue Growth Fund (collectively the “Funds”) at September 30, 2007, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

November 28, 2007

September 30, 2007	Baron Funds

TAX INFORMATION (UNAUDITED)

We are required by the Internal Revenue Code to advise you within 60 days of the Funds’ fiscal year end as to the federal tax status of distributions paid by the Funds during such fiscal year.

During the fiscal year ended September 30, 2007, Baron Asset Fund, Baron Growth Fund, and Baron Small Cap Fund designated the following distributions, as long-term capital gain dividend:

Baron Asset Fund	Baron Growth Fund	Baron Small Cap Fund
$266,497,466	$285,910,925	$372,128,469

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

The Board of Trustees oversees the management of the Funds. The following table lists the Trustees and executive officers of the Funds, their date of birth, current positions held with the Funds, length of time served, principal occupations during the past five years and other Trusteeships/Directorships held outside the Fund complex. Unless otherwise noted, the address of each executive officer and Trustee is Baron Funds, 767 Fifth Avenue, 49th Floor, New York, NY 10153. Trustees who are not deemed to be “interested persons” of the Funds as defined in the 1940 Act are referred to as “Disinterested Trustees.” Trustees who are deemed to be “interested persons” of the Funds are referred to as “Interested Trustees.” All Trustees listed below, whether Interested or Disinterested, serve as trustee for all five portfolios.

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/ Directorships Held by the Trustee

Interested Trustees:

Ronald Baron(1)(2) 767 Fifth Avenue New York, NY 10153 DOB: May 23, 1943	Chief Executive Officer, Chief Investment Officer, Trustee and Portfolio Manager	20 years	Chairman, CEO and Director: Baron Capital, Inc. (1982-Present), Baron Capital Management, Inc. (1983-Present), Baron Capital Group, Inc. (1984-Present), BAMCO, Inc. (1987-Present); President: Baron Capital, Inc. (03/06-06/07), Baron Capital Management, Inc. (03/06-06/07), Baron Capital Group, Inc. (03/06-06/07), BAMCO, Inc. (03/06-06/07); President (2004-02/07), Chairman (1999-2004), CIO and Trustee (1987-Present): Baron Investment Funds Trust; President (2004-02/07), Chairman (1997-2004), CIO and Trustee (1997-06/07): Baron Capital Funds Trust; President (2004-02/07), Chairman (2003-2004), CIO and Trustee (2003-Present): Baron Select Funds; CIO and Portfolio Manager: Baron Managed Funds plc (2005-Present); Baron USA Partners Fund, Ltd. (1993-Present).	None outside the Baron Funds Complex.

Baron Funds	September 30, 2007

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/ Directorships Held by the Trustee

Linda S. Martinson(1)(2) 767 Fifth Avenue New York, NY 10153 DOB: February 23, 1955	President, Chief Operating Officer, Secretary, and Trustee	20 years	President: Baron Capital Group, Inc., Baron Capital, Inc., BAMCO, Inc., Baron Capital Management, Inc. (06/07-Present); Chief Operating Officer: Baron Capital Group, Inc., Baron Capital, Inc., BAMCO, Inc., and Baron Capital Management, Inc. (05/06-Present); General Counsel: Baron Capital, Inc., Baron Capital Management, Inc. (1983-2007), Baron Capital Group, Inc. (1984-2007), and BAMCO, Inc. (1987-2007); Director: BAMCO, Inc. (1988-1996, 2003-Present), Baron Capital Group, Inc., Baron Capital, Inc., Baron Capital Management, Inc. (2003-Present); Secretary: BAMCO, Inc. (1987-Present), Baron Capital, Inc., Baron Capital Management, Inc., Baron Capital Group, Inc. (1997-Present); President (02/07-Present), Vice President (1987-02/07), Secretary, Trustee, (1987-Present) General Counsel (1987-2007) Baron Investment Funds Trust; President (02/07-06/07), Vice President (1998-02/07), Secretary, Trustee, (1998-06/07) General Counsel (1998-2007): Baron Capital Funds Trust; President (02/07-Present) Vice President (2003-02/07), Secretary, Trustee, (2003-Present) General Counsel: (2003-2007) Baron Select Funds; Director, Baron Managed Funds plc (2005-Present), Baron USA Partners Fund, Ltd. (2006-Present). Has acted as Treasurer: BAMCO, Inc. (1987- 1993); Vice President: BAMCO, Inc. (1993-06/07), Baron Capital, Inc., Baron Capital Management, Inc. (1998-06/07), Baron Capital Group, Inc. (1999-06/07).	None outside the Baron Funds Complex.

Disinterested Trustees:

Norman S. Edelcup(3)(4)(5) City of Sunny Isles Beach 18070 Collins Avenue Sunny Isles Beach, FL 33160 DOB: May 8, 1935	Trustee	20 years	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present); Mayor: (2003-Present), Commissioner: (2001-2003), Sunny Isles Beach, Florida; Director: (2001-2006), Senior Vice President: (2001-2004), Florida Savings Bank; Senior Vice President: Item Processing of America (a subsidiary of The Intercept Group) (1999-2000); Chairman: Item Processing of America (a financial institution service bureau) (1989-1999); Director: Valhi, Inc. (diversified company) (1975-Present); Director: Artistic Greetings, Inc. (1985-1998); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: Marquis Bank (2007-Present); Director: CompX International, Inc. (diversified manufacturer of engineered components) (2006-Present) ; Director: Valhi, Inc., (diversified company) (1975-Present).

David I. Fuente(4)(5) 701 Tern Point Circle Boca Raton, FL 33431 DOB: September 10, 1945	Trustee	3 years	Director: (1987-Present), Chairman: (1987-2001), CEO: (1987-2000) Office Depot; Director: Ryder Systems, Inc. (1998-Present); Director: Dick’s Sporting Goods, Inc. (1993-Present); Trustee: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present).	Director: Office Depot (1987-Present); Director: Ryder Systems, Inc. (1998- Present); Director: Dick’s Sporting Goods, Inc. (1993-Present).

September 30, 2007	Baron Funds

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/ Directorships Held by the Trustee

Charles N. Mathewson(4)(5) 9295 Prototype Drive Reno, NV 89521 DOB: June 12, 1928	Chairman and Trustee	20 years; Elected as Chairman 08/04	Chairman Emeritus: (October 2003-Present), Chairman: (1986-2003), International Game Technology, Inc. (manufacturer of microprocessor-controlled gaming machines and monitoring systems); Chairman: American Gaming Association (1994-2002); Chairman: Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None outside the Baron Funds Complex.

Harold W. Milner(4)(5) 2293 Morningstar Drive Park City, UT 84060 DOB: November 11, 1934	Trustee	20 years	Retired; President and CEO: Kahler Realty Corporation (hotel ownership and management) (1985-1997); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997- 06/07), Baron Select Funds (2003-Present).	None outside the Baron Funds Complex.

Raymond Noveck(3)(4)(5) 31 Karen Road Waban, MA 02168 DOB: May 4, 1943	Trustee	20 years	Private Investor (1999-Present); President: The Medical Information Line, Inc. (healthcare information) (1997-1998); President: Strategic Systems, Inc. (healthcare information) (1990-1997); Director: Horizon/CMS Healthcare Corporation (1987-1997); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	None outside the Baron Funds Complex.

David A. Silverman, MD(4)(5) 146 Central Park West New York, NY 10024 DOB: March 14, 1950	Trustee	20 years	Physician and Faculty: New York University School of Medicine (1976-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Capital Funds Trust (1997-06/07), Baron Select Funds (2003-Present).	Director: New York Blood Center (1999-Present).

Alex Yemenidjian(4)(5) 1925 Century Park East Suite 1975 Los Angeles, CA 90067 DOB: December 27, 1955	Trustee	2 years	Chairman and CEO: Armenco Holdings, LLC (investment company) (2005-Present); Director: Guess?, Inc. (retail) (2005-Present); Director: Regal Entertainment Group (entertainment company) (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair of Imagine the Arts Campaign (2005-Present), California State University-Northridge; Trustee: American Film Institute (2000-2007); Chairman and CEO: Metro-Goldwyn-Mayer, Inc. (1999-2005); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005); President and COO: MGM Grand, Inc. (now MGM MIRAGE, Inc.) (1989-1999); Managing Partner: Parks, Palmer, Turner & Yemenidjian (certified public accounting firm) (1984-1989); Trustee: Baron Investment Funds Trust (2006-Present), Baron Capital Funds Trust (12/06-06/07), Baron Select Funds (12/06-Present).	Director: Guess?, Inc. (2005-Present); Director: Regal Entertainment Group (2005-Present); Director: USC Marshall School of Business Board of Leaders (2005-Present); Co-chair of Imagine the Arts Campaign: California State University- Northridge (2005-Present); Trustee: American Film Institute (2007); Director: The Lincy Foundation (1989-Present); Director: The United Armenian Fund (1989-Present); Director and member of Executive Committee: MGM MIRAGE, Inc. (1989-2005).

Baron Funds	September 30, 2007

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/ Directorships Held by the Trustee

Additional Officers of the Funds:

Clifford Greenberg 767 Fifth Avenue New York, NY 10153 DOB: April 30, 1959	Senior Vice President and Portfolio Manager	11 years	Director: BAMCO, Inc., Baron Capital Management, Inc. (2003-Present); Director: Baron Capital Group, Inc., Baron Capital, Inc. (2000-Present); Senior Vice President: Baron Capital Group, Inc., Baron Capital, Inc., Baron Capital Management, Inc. and BAMCO, Inc. (2003-Present); Vice President: Baron Capital, Inc. (1997-2003); Portfolio Manager: Baron Small Cap Fund (1997-Present); General Partner: HPB Associates, L.P. (1984-1996).	None.

Gretta J. Heaney 767 Fifth Avenue New York, NY 10153 DOB: July 10, 1960	Chief Compliance Officer	4 years	Chief Compliance Officer: Baron USA Partners Fund, Ltd (2006-Present), Baron Managed Funds plc (2005-Present), Baron Capital Funds Trust (2004-06/07), Baron Investment Funds Trust, Baron Select Funds (2004-Present); Assistant General Counsel: (2004-2007), Vice President, Chief Compliance Officer: Baron Capital Management, Inc., BAMCO, Inc. (2004-Present), Baron Capital, Inc. (2002-Present); Vice President, Goldman Sachs (2000-2002); Vice President, Associate Counsel, Hoenig & Co., Inc. (1995-2000).	None.

Patrick M. Patalino 767 Fifth Avenue New York, NY 10153 DOB: May 3, 1968	Vice President and Chief Legal Officer	1 year	Vice President and Chief Legal Officer: Baron Capital Group, Inc., Baron Capital, Inc., BAMCO, Inc., Baron Capital Management, Inc. (08/07-Present), Baron Investment Funds Trust, Baron Select Funds (11/07-Present), Baron Managed Funds plc, Baron USA Partners Fund, Ltd. (08/07-Present); Managing Director and Chief Operating Officer of the Legal and Compliance Division, Morgan Stanley (2006-2007); Director of Regulatory Matters, Credit Suisse Securities (USA) (2004-2006); Counsel to Vice Chairman, Credit Suisse Securities (USA) (2002-2004).	None.

Andrew Peck 767 Fifth Avenue New York, NY 10153 DOB: March 25, 1969	Vice President and Co-Portfolio Manager	5 years	Vice President: BAMCO, Inc. (2003-Present); Vice President: Baron Investment Funds Trust (2003-Present); Vice President, Research Analyst: Baron Capital, Inc. (1998-Present); Co-Portfolio Manager: Baron Asset Fund (2003-Present); Co-Portfolio Manager (mid cap accounts): Baron Capital Management, Inc. (04/06-Present).	None.

Susan Robbins 767 Fifth Avenue New York, NY 10153 DOB: October 19, 1954	Vice President	20 years	Director, Vice President and Senior Analyst: Baron Capital Management, Inc. (1982-Present), Baron Capital, Inc. (1982-Present), BAMCO, Inc. (1997-Present), Baron Capital Group, Inc. (1982-Present); Vice President: Baron Investment Funds Trust (1994-Present), Baron Capital Funds Trust (1998-06/07), Baron Select Funds (2003-Present).	None.

September 30, 2007	Baron Funds

Name, Address & Date of Birth	Position(s) Held with the Funds	Length of Time Served	Principal Occupation(s) During the Past Five Years	Other Trustee/ Directorships Held by the Trustee

Peggy C. Wong 767 Fifth Avenue New York, NY 10153 DOB: April 30, 1961	Treasurer and Chief Financial Officer	20 years	Chief Financial Officer: Baron Capital Group, Inc., Baron Capital, Inc., BAMCO, Inc., Baron Capital Management, Inc., Baron Investment Funds Trust (1987-Present); Treasurer: Baron Capital, Inc. (1988-Present), Baron Capital Group, Inc. and Baron Capital Management, Inc. (1990-Present), BAMCO, Inc. (1993-Present), Baron Investment Funds Trust (1992-Present); Chief Financial Officer, Treasurer: Baron Capital Funds Trust (1998-06/07), Baron Select Funds (2003-Present), Baron Managed Funds plc. (2005-Present), Baron USA Partners Fund, Ltd. (1993-Present).	None.

(1)	Trustees deemed to be “interested persons” of the Fund as that term is defined in the Investment Company Act of 1940 by reason of their employment with the Funds’ Adviser and Distributor.
(2)

Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board of Trustees when the full Board of Trustees is not in session.

(3)	Members of the Audit Committee.
(4)	Members of the Nominating Committee.
(5)	Members of the “Non-Interested” Committee.

1.800.99.BARON www.BaronFunds.com ©2007 All Rights Reserved

SEP07

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@Baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has two audit committee financial experts serving on its Audit Committee, Norman S. Edelcup and Raymond Noveck. Both Mr. Edelcup and Mr. Noveck are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the registrant’s principal accounting firm during the fiscal year October 1, 2006 to September 30, 2007 (a) for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”), (b) for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees (“Audit-Related Fees”), (c) for professional services rendered for tax compliance, tax advice and tax planning (“Tax Fees”), and (d) for products and services provided by such accounting firm that are not included in (a), (b) or (c) above (“All Other Fees”).

For the Fiscal Year Ended September 30, 2007:

	Audit Fees	Tax Fees
Baron Asset Fund	$42,000	$20,500
Baron Growth Fund	45,000	8,000
Baron Small Cap Fund	42,000	8,000
Baron iOpportunity Fund	22,000	8,000
Baron Fifth Avenue Growth Fund	19,000	8,000

Pursuant to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Funds’ independent auditors.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Norman S. Edelcup and Raymond Noveck.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Certifications pursuant to Section 302 of the Sarbanes Oxley Act of 2002.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON INVESTMENT FUNDS TRUST

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 12, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: November 12, 2008

By:	/s/ Peggy Wong
Peggy Wong
Treasurer and Chief Financial Officer

Date: November 12, 2008